UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐            Soliciting Material Pursuant to § 240.14a-12

PHARMACEUTICAL PRODUCT DEVELOPMENT, INC.

(Name of Registrant as Specified In Its Charter )

_____________________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PHARMACEUTICAL PRODUCT DEVELOPMENT, INC.

3151 South Seventeenth Street
Wilmington, North Carolina 28412

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 14, 2003

TO THE SHAREHOLDERS OF
PHARMACEUTICAL PRODUCT DEVELOPMENT, INC.

The 2003 annual meeting of shareholders of Pharmaceutical Product Development, Inc. will be held at our offices located at 3900 Paramount Parkway, Morrisville, North Carolina, on Wednesday, May 14, 2003, at 10:00 a.m., for the following purposes:

1.        To elect a board of eight directors;

2.        To approve an amendment and restatement of the Company’s 1995 Equity Compensation Plan which, among other things, increases the number of shares of our common stock reserved for issuance under the plan from 5,829,502 shares to 10,629,502 shares; and

3.        To act upon such other matters as may properly come before the meeting or any adjournment thereof.

These matters are more fully described in the proxy statement accompanying this notice.

The Board of Directors has fixed the close of business on March 14, 2003 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting or any adjournment thereof. All of these shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. You can vote in person at the meeting, even if you returned a proxy.

Our proxy statement, proxy and Annual Report to Shareholders for the year ended December 31, 2002 are enclosed with this notice.

Important – Your proxy is enclosed.

Whether or not you plan to attend the annual meeting, please mark, sign, date and promptly return your proxy in the enclosed envelope. No postage is required for mailing in the United States.

Wilmington, North Carolina
Dated:  March 28, 2003

By Order of the Board of Directors
/s/ B. JUDD HARTMAN

By: B. Judd Hartman Secretary

PHARMACEUTICAL PRODUCT DEVELOPMENT, INC.

3151 South Seventeenth Street
Wilmington, North Carolina 28412

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

May 14, 2003

Your vote is important. Therefore, the Board of Directors is requesting that you allow your common stock to be represented at the annual meeting by the proxies named in the proxy card enclosed with this proxy statement. This proxy statement has been prepared by the management of Pharmaceutical Product Development, Inc. “We”, “our”, “PPDI” and the “Company” each refers to Pharmaceutical Product Development, Inc. We will begin sending this proxy statement to our shareholders on or about March 31, 2003.

GENERAL INFORMATION ABOUT VOTING

Who Can Vote

You are entitled to vote your common stock if you held shares as of March 14, 2003. At the close of business on March 14, 2003, a total of 55,691,751 shares of common stock were outstanding and entitled to vote. Each share of common stock has one vote.

Voting by Proxies

If your common stock is held by a broker, bank or other nominee, they should send you instructions that you must follow in order to have your shares voted. If you hold shares in your own name, you may vote by signing, dating and mailing the proxy card in the postage paid envelope which we have provided to you. The proxies will vote your shares in accordance with your instructions. Of course, you can always come to the meeting and vote your shares in person. If you sign and return a proxy card without giving specific voting instructions, your shares will be voted as recommended by our Board of Directors. We are not now aware of any other matters to be presented except for those described in this proxy statement. If any matters not described in the proxy statement are presented at the meeting, the proxies will use their own judgment to determine how to vote your shares. If the meeting is adjourned, the proxies may vote your common stock on the new meeting date as well, unless you revoke your proxy instructions before then.

Revoking your Proxy Instructions

You may revoke your proxy. To do so, you must either (1) advise our corporate Secretary, B. Judd Hartman, in writing before the meeting, (2) deliver later proxy instructions before the meeting, or (3) attend the meeting and vote in person.

Counting Votes

The annual meeting will be held if a majority of the outstanding common stock entitled to vote is represented at the meeting. If you have returned valid proxy instructions or attend the meeting in person, your common stock will be counted for the purpose of determining whether there is a quorum, even if you abstain from voting on some or all matters introduced to the meeting. Broker non-votes also count for quorum purposes. If you hold your common stock through a broker, bank or other nominee, generally the nominee may only vote the common stock that it holds for you in accordance with your instructions. However, if the nominee has not received your instructions before the meeting, the nominee may vote on matters that are determined to be routine by the Nasdaq National Market. If a nominee cannot vote on a particular matter because it is not routine, there will be a

“broker non-vote” on that matter. We do not count broker non-votes as votes for or against any proposal. We do count abstentions as votes against a proposal. Although there is no definitive statutory or case law in North Carolina regarding broker non-votes and abstentions, we believe that our intended treatment of them is appropriate.

Cost of this Proxy Solicitation

We will pay the cost of this proxy solicitation. In addition to soliciting proxies by mail, our employees might solicit proxies personally and by telephone. None of these employees will receive any additional compensation for this. We have retained Georgeson Shareholder Communications, Inc. to assist in the solicitation of proxies for a fee of $7,500 plus out-of-pocket costs and expenses. We will, upon request, reimburse brokers, banks and other nominees for their expenses in sending proxy materials to their principals and obtaining their proxies.

Attending the Annual Meeting

If you are a holder of record and plan to attend the annual meeting, please bring your proxy or a photo identification to confirm your identity. If you are a beneficial owner of common stock held by a bank or broker, i.e., in “street name”, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote in person your common stock held in street name, you must get a proxy in your name from the registered holder.

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PROPOSAL NO. 1 - ELECTION OF DIRECTORS

Our bylaws currently provide that the number of directors constituting the Board of Directors shall be not less than eight nor more than twelve. The Board of Directors may fix the number of directors within this range. The number of director seats is currently fixed at nine, and there are nine directors serving. Paul J. Rizzo, who has served as a director since 1998, informed the Board of Directors that due to family commitments and other business obligations, he has decided not to stand for re-election to the Board. The Board does not intend to nominate a replacement for Mr. Rizzo at this annual meeting. Accordingly, the number of directors to be elected at this annual meeting is eight. The Nominating Committee is actively seeking candidates who are qualified, eligible and willing to serve on the Board of Directors. We anticipate that we might fill the vacancy resulting from Mr. Rizzo’s decision not to stand for re-election soon after the annual meeting.

Vote Required

Directors are elected by a plurality of the votes cast at the annual meeting. This means that the eight nominees receiving the highest number of votes will be elected.

Voting by the Proxies

The proxies will vote your common stock in accordance with your instructions. Unless you give specific instructions to the contrary, your common stock will be voted for the election of the nominees named in this proxy statement. Each nominee has agreed to serve, and we expect that each of the nominees will be able to serve if elected. However, if any nominee is unavailable for election, the proxies will vote your common stock to elect a substitute nominee proposed by the Board of Directors.

Nominees

The Nominating Committee unanimously recommends the eight nominees listed below for election to the Board. Each nominee currently serves as a director of the Company. None of the nominees is related by blood, marriage or adoption to any other nominee or any executive officer of the Company.

Name of Nominee	Age	Director Since	Position on Board

Stuart Bondurant, M.D.	73	1994	Director
Fredric N. Eshelman	54	1990	Vice Chairman
Marye Anne Fox	55	2002	Director
Frederick Frank	70	1996	Director
Catherine M. Klema	44	2000	Director
Terry Magnuson	52	2001	Director
Ernest Mario	64	1993	Chairman
John A. McNeill, Jr.	53	1989	Director

Other Current Director (Not Standing for Reelection)

Paul J. Rizzo	75	1998	Director

Stuart Bondurant, M.D. currently serves as a Professor of the School of Medicine at the University of North Carolina (Chapel Hill) and as Senior Assistant to the President of Georgetown University. He served as Dean of the School of Medicine at the University of North Carolina (Chapel Hill) from 1979 to 1994 and as Interim Dean from July 1996 until May 1997. Dr. Bondurant served as Director of Epidemiologic Studies at the New York

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Academy of Medicine from January 1995 until March 1996. Dr. Bondurant has served as President of the American College of Physicians and the Association of American Physicians. He has also served as Vice President of the American Heart Association and the American Society for Clinical Investigation. He served as the Chairman of the Board of Directors of the North Carolina Biotechnology Center from 1988 to 1992.

Fredric N. Eshelman has served as Chief Executive Officer of the Company since July 1990, and as Vice Chairman of the Board of Directors since July 1993. Dr. Eshelman founded the Company’s predecessor and served as its Chief Executive Officer until its sale to the Company in 1989. Dr. Eshelman served as Senior Vice President, Development and as a director of Glaxo Inc., a subsidiary of Glaxo Holdings, PLC, from 1989 through 1990 before rejoining the Company.

Marye Anne Fox has served as Chancellor of North Carolina State University and Distinguished University Professor of Chemistry since 1998. From 1976 to 1998, she was a member of the faculty of the University of Texas, where she taught chemistry and held the Waggoner Regents Chair in Chemistry from 1991 to 1998. She served as the University’s Vice President for Research from 1994 to 1998. Dr. Fox also is a member of the Board of Directors of Red Hat Corp., Boston Scientific Corporation, and W. R. Grace Co., a specialty chemical company that filed a petition for reorganization under Chapter 11 of the Federal Bankruptcy Code in April 2001. Dr. Fox is the Co-Chair of the National Academy of Sciences’ Government-University-Industry Research Roundtable and serves on President Bush’s Council of Advisors on Science and Technology. She has served as the Vice Chair of the National Science Board.

Frederick Frank served as a director of Applied Bioscience International Inc. from 1988 until its acquisition by the Company in September 1996. Mr. Frank has been an investment banker with Lehman Brothers since 1969 and is currently Vice Chairman of that firm. Previously, Mr. Frank served as a Partner of Lehman Brothers from 1969 to 1972, as Managing Director from 1972 to 1993, and as Senior Managing Director from 1993 to 1995. Mr. Frank also serves on the Boards of Directors of Diagnostic Products Corporation and Landec Corporation.

Catherine M. Klema is currently President of Nettleton Advisors LLC, a consulting firm established by Ms. Klema in 2001. Ms. Klema served as Managing Director, Healthcare Investment Banking at SG Cowen Securities from 1997 to 2001. Ms. Klema also served as Managing Director, Healthcare Investment Banking at Furman Selz LLC from 1994 until 1997, and was employed by Lehman Brothers from 1987 until 1994.

Terry Magnuson, Ph.D. currently serves as the Sarah Graham Kenan Professor and Chair of the Department of Genetics of the School of Medicine, the Director of the Program in Cancer Genetics of the Lineberger Comprehensive Cancer Center and the Director of the Carolina Center for Genome Sciences at the University of North Carolina (Chapel Hill). Prior to joining the School of Medicine at the University of North Carolina (Chapel Hill) in 2000, Dr. Magnuson was a Professor of Genetics and Director of the Developmental Biology Center at Case Western Reserve University. Dr. Magnuson has served on numerous advisory panels, including the National Institute of Health Genetic Basis of Disease Review Committee from 1990 to 1995, and as a member of the Secretariat of the International Mannheim Genome Society from 1999 to 2001. He currently is a member of the Board of Directors of the Society for Developmental Biology and a member of the Board of Scientific Overseers for the Jackson Laboratory. Dr. Magnuson also currently serves as co-Editor in Chief for genesis: The Journal of Genetics and Development.

Ernest Mario, Ph.D. serves as Chairman of the Board of Directors of IntraBiotics Pharmaceuticals, Inc., a pharmaceutical company. Prior to joining IntraBiotics in April 2002, Dr. Mario served as Chairman and Chief Executive Officer of Apothogen, Inc., a pharmaceutical company, from January 2002 to April 2002 when Apothogen was acquired by IntraBiotics. Prior to 2002, Dr. Mario served as Chairman of the Board of Directors and Chief Executive of ALZA Corporation, a pharmaceutical company. Prior to joining ALZA in 1993, Dr. Mario served as Chief Executive of Glaxo Holdings plc from 1989 to March 1993 and as Deputy Chairman and Chief Executive of Glaxo Holdings plc, a pharmaceutical company, from January 1992 to March 1993. Dr. Mario also is a director of Catalytica Energy Systems, Inc., SonoSite, Inc., Orchid Biosciences, Inc., Maxygen, Inc. and Boston Scientific Corporation.

John A. McNeill, Jr. served as the Company’s President until 1990 and as its Chairman of the Board until July 1993. Mr. McNeill currently serves as Chief Executive Officer of Liberty Healthcare Services, LLC, a provider

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of nursing homes, assisted living facilities, independent living facilities, home healthcare agencies, home medical equipment and intravenous services.

Paul J. Rizzo currently is Chairman of the Board of Directors and a Partner in Franklin Street Partners, an investment company. Mr. Rizzo joined IBM Corporation in 1958 and retired as Vice Chairman of its Board of Directors in 1987. From 1987 to 1992, he served as dean of the Kenan-Flagler Business School at the University of North Carolina (Chapel Hill). In 1993 he returned to IBM Corporation and served as Vice Chairman of the Board of Directors until his retirement in 1994. Mr. Rizzo also is a director of Cox Enterprises, Inc., Pozen, Inc. and Maersk, Inc.

Information About the Board of Directors and its Committees

The Board of Directors is responsible for the general management of the Company. In 2002, the board held six meetings. Each incumbent member of the board during the time he or she served as a director of the Company attended at least 75% of the 2002 meetings of the Board of Directors and board committees of which he or she was a member.

The Board of Directors has established a Finance & Audit Committee, a Compensation Committee and a Nominating Committee. Mr. Frank, Chairman, Mr. McNeill and Mr. Rizzo are the members of the Finance & Audit Committee. In 2002, the Finance & Audit Committee held four meetings. The Finance & Audit Committee is responsible for the engagement of the independent auditors and reviews with management and with the independent auditors the scope and results of the Company audits, the internal accounting controls of the Company, audit policies and practices, and the professional services furnished by the independent auditors.

Mr. McNeill, Chairman, Dr. Bondurant and Ms. Klema are the members of the Compensation Committee. During 2002, the Compensation Committee held four meetings. The Compensation Committee reviews and approves all compensation arrangements for the officers of the Company and administers our Equity Compensation Plan.

Dr. Mario, Chairman, Mr. Frank and Dr. Magnuson are the members of the Nominating Committee. The Nominating Committee did not hold any meetings in 2002. The Nominating Committee has not established any procedures for shareholder submission to the Committee of nominees for election to the Board of Directors. However, our bylaws permit any shareholder of record to nominate directors. You must give written notice of your intent to make nominations by personal delivery or by certified mail, postage prepaid, to the Secretary of the Company. If the election is to be held at the annual meeting of shareholders, you must give your notice not more than 90 days nor less than 50 days before the meeting. If the election is to be held at a special meeting of shareholders called to elect directors, you must give your notice by the tenth business day following the date on which notice of the special meeting is first given to shareholders. Your notice must include the following: (1) your name and address, as they appear on the Company’s books, and the name and residence address of the persons to be nominated; (2) the class and number of shares of the Company which you beneficially own; (3) a representation that you are a shareholder of record of the Company entitled to vote at the meeting and intend to appear in person or by proxy to nominate the persons specified in your notice; (4) a description of all arrangements or understandings between you and each nominee and any other persons, by name, as to how you will make the nominations; (5) all other information regarding each nominee you propose which is required to be disclosed in a solicitation of proxies for election of directors or is required under Regulation 14A of the Securities Exchange Act of 1934, including any information required to be included in a proxy statement if the nominee had been nominated by the Board of Directors; and (6) the written consent of each nominee to be named in a proxy statement to serve as a director if elected.

No shareholder has properly nominated anyone for election as a director at this annual meeting.

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PROPOSAL NO. 2 – APPROVAL OF AMENDED AND RESTATED EQUITY COMPENSATION PLAN

In May 1999, the shareholders approved an amendment to and restatement of our 1995 Equity Compensation Plan that increased the number of shares reserved for issuance under the Equity Plan from 2,500,000 shares to 3,500,000 shares. Adjusted for our one-for-one stock dividend issued in May 2001, the total number of shares reserved for issuance under the Equity Plan is currently 5,829,502 shares. As of December 31, 2002, approximately 1,800,000 shares of the Company’s common stock remained available for the granting of new awards under the Equity Plan.

In February 2003, the Board of Directors unanimously approved an amendment to and restatement of the Equity Plan that increases the total number of shares reserved for issuance under the Equity Plan by 4,800,000 from 5,829,502 shares to 10,629,502. The Board of Directors also approved other changes to the Equity Plan, including amendments that:

•         prohibit repricing of stock options and stock appreciation rights, or SARs, without shareholder approval;

•         prohibit pricing of nonqualified stock options and SARs granted independently of stock options at less than the fair market value on the grant date;

•         limit the term of nonqualified stock options and SARs to ten years;

•         impose a minimum restriction period of three years for restricted stock awards and other stock units awards, except for situations involving death, disability, retirement, recruitment, reductions in force, change in control or other similar events that the committee administering the Equity Plan determines appropriate;

•         establish a performance period for performance share awards of not less than one nor more than five years;

•         limit the aggregate number of incentive stock options to 4,000,000 shares;

•         require all awards other than stock options and SARs to be counted against the pool of shares reserved for issuance under the Equity Plan as two shares for every one share issued;

•         provide for termination of the Equity Plan no later than May 14, 2013;

•         narrow the definition of a change in control; and

•         provide that options assumed by a buyer in a change in control transaction automatically vest if the employee is terminated, other than for cause, at any time within two years following the change in control.

The amended and restated Equity Plan, as approved by our Board of Directors, is attached to this Proxy Statement as Appendix A.

The Compensation Committee selects the employees to whom awards will be granted and determines the type, size and conditions of each award. With the assistance of Frederic W. Cook & Co., the Compensation Committee has adopted guidelines for awards under the Equity Plan. The Cook firm periodically reviews the practices of competitors and other relevant factors in making its recommendations to the Committee, and we believe that our guidelines are consistent with industry standards. We project that by following the guidelines the common stock now available for awards under the Equity Plan will be substantially diminished over the next twelve months. Thus, we believe it is important and in the best interests of the Company to amend the Equity Plan to increase the number of shares reserved for issuance under that Plan and to include new provisions that protect the interests of our shareholders.

We adopted the Equity Plan in October 1995. The Equity Plan provides for the granting of incentive and nonqualified stock options, stock appreciation rights, restricted stock, deferred stock, stock awards, performance shares and other stock-based awards. As of March 14, 2003, the market value of our common stock was $27.00 per share. All employees and directors of the Company are eligible to participate in the Equity Plan. The Compensation Committee interprets and administers the provisions of the Equity Plan. The Compensation Committee’s decisions are final and binding on the Company and on persons eligible to participate in the Equity Plan. Specific awards under the Equity Plan are determined by the Compensation Committee in its discretion. For this reason, we cannot determine the benefits and amounts that will be received by any individual participant or group of participants in the

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future. We have never issued awards under the Equity Plan at less than fair market value nor lowered the exercise price of any award made under the Equity Plan.

The number of shares of common stock that can be awarded under the Equity Plan is subject to adjustment if there is a stock split, reverse stock split, stock dividend or similar alteration in the Company’s common stock. Common stock issued under the Equity Plan is from authorized but unissued shares. Shares of common stock subject to an award that lapses, expires or is otherwise terminated without shares having been issued are available for new awards.

Following is a description of the types of awards which may be granted under the Equity Plan:

Stock Options. Both incentive and nonqualified options to purchase shares of common stock may be granted under the Equity Plan at an exercise price determined by the Compensation Committee. In the case of incentive stock options, the exercise price cannot be less than the fair market value of the underlying common stock on the date of grant (110% of fair market value if granted to a ten percent shareholder). The exercise price for nonqualified stock options also cannot be less than the fair market value on the grant date. The Compensation Committee may award an optionee the right to receive, prior to the exercise of the options, payments in cash or stock on the shares of common stock subject to any stock option in amounts per share equal to all dividends paid on outstanding shares of common stock.

Stock options expire not later than ten years after the date on which they are granted (five years for an incentive stock option granted to a ten percent shareholder). However, options will lapse and cannot be exercised either when the holder terminates employment with the Company or within a short time thereafter. The Compensation Committee can permit payment of an option in full or in part by tendering to the Company shares of common stock having a fair market value equal to the exercise price.

The holder of an incentive stock option will not recognize income at the time of grant or exercise of the option. No federal income tax deduction is available to the Company upon the grant or exercise of an incentive stock option. However, upon the exercise of an incentive stock option, any excess in the fair market price of the common stock over the exercise price is a tax preference item for alternative minimum tax purposes. If the holder sells the shares more than one year after the date of exercise and more than two years after the date of grant of the incentive stock option, the holder normally will recognize a long-term capital gain or loss equal to the difference between the sale price of the shares and the exercise price. If the holder does not hold the shares for the required period, when the holder sells the shares he or she will recognize ordinary income and possibly capital gain or loss in amounts prescribed by the Internal Revenue Code. The Company generally will be entitled to a federal income tax deduction equal to any ordinary income recognized by the holder.

A plan participant to whom a nonqualified stock option is granted will not recognize income at the time of grant of the option. However, when the holder exercises the nonqualified stock option, he or she will recognize ordinary income equal to the difference between the exercise price and the fair market value of the shares on the date the option is exercised. The holder’s tax basis in these shares will be equal to the exercise price plus the amount includable in the holder’s gross income as a result of exercise, and the holding period for the shares begins on the date on which the holder recognized taxable income in respect of the shares. The Company generally will be entitled to a federal income tax deduction equal to any ordinary income recognized by the holder.

Stock Appreciation Rights. A stock appreciation right or SAR is an award entitling a plan participant to receive an amount equal to the excess of the fair market value of a share of common stock on the date of exercise over the exercise price per share specified for the SAR. A SAR granted in connection with an option will be exercisable to the extent that the related option is exercisable. Upon the exercise of the SAR, the related option will be canceled to the extent of the number of shares covered by the exercise. Upon the exercise of an option, the related SAR will be canceled automatically to the extent of the number of shares exercised. SARs unrelated to an option will contain provisions regarding exercisability, vesting and duration as the Compensation Committee determines, but the term will not be greater than ten years and the price per share of stock specified for the SAR shall not be less than the fair market value on the grant date. Upon exercise of a SAR, payment will be made, at the election of the Compensation Committee, in cash, shares of common stock or a combination thereof.

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Restricted Stock. An award of restricted stock is an award of common stock issued with the restriction that the holder may not dispose of the restricted stock in any manner. The Compensation Committee can impose additional restrictions, including restrictions on the rights to vote restricted stock and on the right to receive dividends. Restricted stock awards may be granted under the Equity Plan for or without payment and generally are subject to a restriction period of at least three years. Restrictions on restricted stock can lapse in installments over the course of the restriction period based on factors selected by the Compensation Committee. In the event of circumstances involving death, disability, retirement, involuntary termination of employment or other special circumstances, the Committee may waive in whole or part the restrictions with respect to the restricted stock held by the employee. Prior to expiration of the restricted period, the holder of a restricted stock award usually has the rights of a shareholder of the Company, including the right to vote and to receive cash dividends on the shares subject to the award.

Deferred Stock. An award of deferred stock is an award of common stock to be issued in the future to the recipient. The Compensation Committee may condition issuance of the deferred stock upon the attainment of specified performance goals or other criteria. The recipient can elect to defer receipt of deferred stock beyond the expiration of the original deferral periods if the Compensation Committee approves. The Compensation Committee determines the timing and the amount to be paid by the recipient of a deferred stock award in exchange for the deferred stock. The Compensation Committee also has the right to accelerate the vesting of all or part of any deferred stock based upon factors or criteria that it feels are relevant.

Stock Awards. The Compensation Committee may grant awards of common stock in payment of compensation that has been earned or as compensation to be earned. The Compensation Committee determines the terms and timing of the issuance of common stock subject to a stock award. Each stock award is also subject to such terms and conditions, including potential restrictions on the resale, as the Compensation Committee determines.

Performance Shares. A performance share award is an award of a unit valued by reference to a designated number of shares of common stock. Upon the achievement of performance objectives during a period of time established by the Compensation Committee when the award is made, the value of the award will be paid to the recipient in the form of such property as the Compensation Committee determines, including cash, common stock or any combination thereof. The performance period for performance awards must be at least one year and no more than five years. Performance objectives may vary from recipient to recipient and will be based upon such performance criteria or combination of factors which the Compensation Committee determines appropriate. For example, a performance objective may include minimum earnings per share or return on equity. Prior to the end of a performance period, the Compensation Committee may adjust the performance objectives for any performance share award to reflect any significant events that the Compensation Committee expects to have a material effect on particular performance objectives. The extent to which a recipient is entitled to payment in settlement of a performance share award at the end of the performance period will be determined by the Compensation Committee based on whether the related performance objectives have been met. A performance share award will be paid as soon as practicable after the performance period.

Other Stock-Based Awards. The Compensation Committee may also grant other awards that are valued in reference to or based on common stock, including convertible preferred stock, convertible debentures, exchangeable securities, phantom stock and stock awards or options valued by reference to book value or performance. Subject to the terms of the applicable award, award recipients will be entitled to receive interest or dividend equivalents with respect to the shares covered by the award. In general, awards will be subject to a minimum vesting period of at least three years, which may be waived in whole or in part by the Committee in the event of circumstances involving death, disability, retirement, involuntary termination of employment or other special circumstances.

Additional Information. In the event of a change in control, all performance share awards are deemed to have been fully earned, and a percentage of payments due thereon equal to the percentage of the performance period that has elapsed shall be made as soon as practicable after a change in control. In addition, the Compensation Committee may upon a change in control declare any or all then outstanding stock options and stock appreciation rights to be immediately vested and exercisable. Any stock options and stock appreciation rights assumed in a change in control transaction shall automatically vest if the employee to whom they were granted is constructively terminated or terminated other than for cause at any time within the two-year period following the change in control. The Compensation Committee may also declare all restrictions applicable to awards of restricted stock, deferred

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stock or other stock-based awards to have lapsed upon a change in control. Unless otherwise determined by the Compensation Committee, the value of all outstanding options, restricted stock, deferred stock, performance shares, stock awards and other stock-based awards, to the extent vested, will be cashed out at the highest price per share of common stock paid in any transaction reported on the exchange or market on which the common stock is then traded, or paid or offered during the 60-day period immediately preceding the change of control.

A “change in control” shall have taken place upon the occurrence of any transaction in which a person or group of persons becomes the beneficial owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s outstanding securities, or any other transaction that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934. A change in control shall also have taken place upon a sale of substantially all of the assets of the Company or a liquidation of the Company. This definition of change in control conforms to the Company’s existing severance agreements and is narrower than the definition under the current version of the Equity Compensation Plan, which could be triggered by a person acquiring only over 20% of our stock.

The Equity Plan will remain in effect until May 14, 2013, unless sooner terminated by the Board of Directors. After termination by the Board of Directors, the Equity Plan will continue in effect until all awards granted under the plan are satisfied by the issuance of shares of common stock or the payment of cash or otherwise terminated under the terms of the plan or under any award agreements. The Board of Directors may terminate or amend the Equity Plan at any time. However, no termination or amendment can adversely affect a recipient’s rights under any award previously granted under the Equity Plan, except with the consent of the holder of the award and except in the case of a termination for cause or for competing with the Company. The Board of Directors, upon recommendation by the Compensation Committee, may amend or terminate the Equity Plan, but no amendment relating to the following matters can be made unless approved by the shareholders of the Company:

•         altering the group of persons eligible to participate in the Plan;

•         increasing the maximum number of shares which are available for awards under the Equity Plan;

•         extending the period during which incentive stock options may be granted beyond February 13, 2013;

•         restricting the powers of the Compensation Committee with respect to the administration of the Equity Plan;

•         changing the group of persons eligible to receive incentive stock options or increasing the limit or value of shares of stock for which an eligible participant may be granted an incentive stock option;

•         materially increasing the benefits accruing to participants under the Equity Plan; or

•         materially modifying the eligibility requirements for participation in the Equity Plan.

The proposed amendment requires approval by the majority of all eligible votes present or represented by proxy at a meeting of shareholders at which a quorum is present.

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OTHER INFORMATION

Principal Shareholders

The following table shows the number of shares of the Company’s common stock beneficially owned as of February 28, 2003 by (1) each person known by the Company to own beneficially more than 5% of the outstanding shares of common stock, (2) each director and nominee for director, (3) each of our executive officers named in the Summary Compensation Table below, and (4) all current directors and executive officers of the Company as a group. Except as indicated in footnotes to this table, the persons named in this table have sole voting and investment power with respect to all shares of common stock shown. As of February 28, 2003, the Company had 55,613,185 shares of common stock outstanding. Share ownership in each case also includes shares issuable upon exercise of outstanding options that can be exercised within 60 days after February 28, 2003 for purposes of computing the percentage of common stock owned by the person named. Options owned by such person are not included for purposes of computing the percentage owned by any other person.

Name	Shares Beneficially Owned	Percentage Owned

Linda Baddour (1)	35,000	*
Stuart Bondurant (2)	12,000	*
Paul S. Covington (3)	47,796	*
Fred B. Davenport, Jr. (4)	160,499	*
Fredric N. Eshelman (5)	5,262,407	9.5%
Marye Anne Fox (6)	6,000	*
Frederick Frank (2)	37,500	*
Catherine M. Klema (6)	18,000	*
Terry Magnuson (6)	18,000	*
Ernest Mario (7)	803,768	1.4%
John A. McNeill, Jr. (8)	1,750,662	3.1%
Paul J. Rizzo (9)	44,000	*
W. Richard Staub (10)	11,249	*
All directors and current executive
officers as a group (13 persons) (11)	8,206,881	13.5%

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      *    Less than one percent.

   (1)    Includes 500 shares of common stock held through an individual retirement account for the benefit of Ms. Baddour and 34,500 shares of common stock issuable pursuant to options.

   (2)    Includes 10,000 shares of common stock issuable pursuant to options.

   (3)    Includes 43,335 shares of common stock issuable pursuant to options.

   (4)    Includes 2,000 shares of common stock held through an individual retirement account for the benefit of Mr. Davenport and 157,499 shares of common stock issuable pursuant to options.

   (5)    Includes 283,332 shares of common stock issuable pursuant to options. Dr. Eshelman’s address is 6814 Towles Road, Wilmington, North Carolina 28409.

   (6)    Consists of shares of common stock issuable pursuant to options.

   (7)    Includes 278,776 shares of common stock held in a family partnership; 3,700 shares of common stock held in trust for Mrs. Mario; 3,700 shares of common stock held in trust for Dr. Mario; 201,366 shares of common stock held by Dr. Mario’s wife; and 42,000 shares of common stock issuable pursuant to options.

   (8)    Includes 1,230 shares of common stock held in a family partnership; 1,570,705 shares of common stock held in a limited liability company; 32,034 shares of common stock held in trust for Mr. McNeill’s three children, all of whom reside with Mr. McNeill; and 42,000 shares of common stock issuable pursuant to options.

   (9)    Includes 34,000 shares of common stock issuable pursuant to options.

 (10)    Includes 10,166 shares of common stock issuable pursuant to options.

 (11)    Includes all shares of common stock referenced in the table above.

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Director Compensation

Directors who are employees of the Company receive no additional compensation for serving on the Board of Directors. We pay non-employee directors an annual retainer of $20,000 payable in quarterly installments after each regularly scheduled meeting of directors. We also pay each non-employee director $1,000 for each meeting of the Board of Directors attended in person and $1,000 for attendance at our annual meeting of shareholders. We pay each non-employee member of the Finance and Audit Committee $1,500 for each committee meeting attended, and we also pay the chairman of the Committee an annual retainer of $5,000. For all other committees, we pay the chairman $1,500 for each meeting attended and all other non-employee committee members $1,000 per meeting attended. In the discretion of the Chairman of the Board of Directors, we pay each non-employee director $500 for each Board and committee meeting attended by telephone. In addition, we grant each non-employee director options to purchase 8,000 shares of common stock on each date he or she is elected or re-elected to the Board. The Compensation Committee increased the number of shares of common stock granted to non-employee directors on election and re-election from 6,000 to 8,000 in December 2002 to fully adjust these grants for the one-for-one stock dividend we issued in May 2001. The options granted to non-employee directors are fully vested on the grant date.

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Executive Compensation Tables

1.         Summary Compensation Table

		Annual Compensation			Long-Term Compensation Awards

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Other Annual Compensation ($)	Restricted Stock Awards ($)(2)	Securities Underlying Options (#)(3)	All Other Compensation ($)

Fredric N. Eshelman (4)	2002	$590,812	$525,000	$—	$—	60,000	$6,743
Vice Chairman and	2001	547,917	493,125	—	650,000	50,000	6,492
Chief Executive Officer	2000	503,333	201,333	—	—	35,000	6,492

Fred B. Davenport, Jr. (5)	2002	$308,900	$180,000	$—	$—	65,000	$6,742
President and	2001	277,683	165,000	—	200,000	22,500	6,444
Assistant Secretary	2000	230,575	92,230	—	—	20,000	5,923

Paul S. Covington (6)	2002	$273,009	$150,000	$—	$—	35,000	$6,288
Executive Vice President -	2001	243,225	135,000	—	200,000	15,000	6,030
Development	2000	229,375	80,281	—	—	10,000	5,706

Linda Baddour (7)	2002	$187,542	$112,000	$—	$—	50,000	$5,836
Chief Financial Officer,	2001	148,750	59,500	—	50,000	7,500	5,510
Treasurer and Assistant Secretary	2000	129,167	51,667	—	—	6,000	5,063

W. Richard Staub (8)	2002	$156,346	$165,457	$—	$—	32,500	$5,004
Senior Vice President - Global	2001	136,906	46,239	—	—	5,000	4,732
Business Development	2000	127,708	45,081	—	—	6,500	4,673

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   (1)    All bonuses were paid in the calendar year following the year in which they were earned as set forth in this table, except for $130,457 of Mr. Staub’s bonus which was paid to him over the course of 2002.

   (2)    All restricted stock awards were granted in January 2001. The value of each award was based on the closing price of the Company’s common stock on the date the award was granted. All of the restricted stock awards will vest in January 2004. The aggregate number of shares of restricted stock outstanding on December 31, 2002 was 46,010 shares. Based on the closing price of the Company’s common stock on December 31, 2002, the aggregate value of the outstanding shares of restricted stock was $1,346,713.

   (3)    The number of options reported equals the number of options granted on the grant date. Options granted prior to April 27, 2001, the record date for our one-for-one stock dividend issued on May 11, 2001, have not been adjusted for such stock dividend.

   (4)    Dr. Eshelman was awarded options to acquire 35,000, 50,000 and 60,000 shares of common stock on December 4, 2000, December 3, 2001 and December 3, 2002, respectively. Dr. Eshelman received other compensation in 2002 consisting of $1,242 in taxable benefit of premiums paid for group term life insurance on his behalf and $5,501 in 401(k) plan matching contributions. Dr. Eshelman received other compensation in 2001 consisting of $1,242 in taxable benefit of premiums paid for group term life insurance on his behalf and $5,250 in 401(k) plan matching contributions. Dr. Eshelman received other compensation in 2000 consisting of $1,242 in taxable benefit of premiums paid for group term life insurance on his behalf and $5,250 in 401(k) plan matching contributions.

   (5)    Mr. Davenport was awarded options to acquire 20,000, 22,500, 25,000 and 40,000 shares of common stock on December 4, 2000, December 3, 2001, January 15, 2002 and December 3, 2002, respectively. Mr. Davenport received other compensation in 2002 consisting of $1,242 in taxable benefit of premiums paid for group term life insurance on his behalf and $5,500 in 401(k) plan matching contributions. Mr. Davenport received other compensation in 2001 consisting of $1,194 in taxable benefits of premiums paid for group term life insurance on his behalf and $5,250 in 401(k) plan matching contributions. Mr. Davenport received other compensation in 2000 consisting of $673 in taxable benefit of premiums paid for group term life insurance on his behalf and $5,250 in 401(k) plan matching contributions.

   (6)    Dr. Covington was awarded options to acquire 10,000, 15,000, 15,000 and 20,000 shares of common stock on December 4, 2000, December 3, 2001, January 15, 2002 and December 3, 2002, respectively. Dr. Covington received other compensation in 2002 consisting of $788 in taxable benefits of premiums paid for group term life insurance on his behalf and $5,500 in 401(k) plan matching contributions. Dr. Covington received other compensation in 2001 consisting of $780 in taxable benefits of premiums paid for group term life insurance on his behalf and $5,250 in 401(k) plan matching contributions. Dr. Covington received other compensation in 2000 consisting of $456 in taxable benefit of premiums paid for group term life insurance on his behalf and $5,250 in 401(k) plan matching contributions.

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   (7)    Ms. Baddour was awarded options to acquire 6,000 and 7,500 shares of common stock on February 28, 2000 and March 12, 2001, respectively. Ms. Baddour was awarded 7,500, 22,500 and 20,000 options to acquire shares of common stock on February 19, 2002, May 16, 2002 and December 3, 2002, respectively. Ms. Baddour received other compensation in 2002 consisting of $336 in taxable benefits of premiums paid for group term life insurance on her behalf and $5,500 in 401(k) plan matching contributions. Ms. Baddour received other compensation in 2001 consisting of $260 in taxable benefits of premiums paid for group term life insurance on her behalf and $5,250 in 401(k) plan matching contributions. Ms. Baddour received other compensation in 2000 consisting of $214 in taxable benefit of premiums paid for group term life insurance on her behalf and $4,848 in 401(k) plan matching contributions.

   (8)    Mr. Staub was awarded options to acquire 5,000, 1,500 and 5,000 shares of common stock on February 28, 2000, March 1, 2000 and March 12, 2001, respectively. Mr. Staub was awarded 7,500, 10,000 and 15,000 options to acquire shares of common stock on March 11, 2002, May 14, 2002 and December 31, 2002, respectively. Mr. Staub received other compensation in 2002 consisting of $276 in taxable benefits of premiums paid for group term life insurance on his behalf and $4,728 in 401(k) plan matching contributions. Mr. Staub received other compensation in 2001 consisting of $222 in taxable benefits of premiums paid for group term life insurance on his behalf and $4,510 in 401(k) plan matching contributions. Mr. Staub received other compensation in 2000 consisting of $173 in taxable benefit of premiums paid for group term life insurance on his behalf and $4,500 in 401(k) plan matching contributions.

2. Stock Option/SAR Grants Table – 2002 Grants

	Individual Grants(1)				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (2)

Name	Number of Securities Underlying Options Granted (#)	Percent of Total Options Granted to Employees in Fiscal Year (3)	Exercise or Base Price ($/Sh)	Expiration Date	5% ($)	10%($)

Fredric N. Eshelman	60,000	8.44%	$29.89	12/02/12	$1,128,000	$2,858,400
Fred B. Davenport, Jr.	25,000	3.52%	30.10	01/14/12	473,250	1,199,250
	40,000	5.63%	29.89	12/02/12	752,000	1,905,600
Paul S. Covington	15,000	2.11%	30.10	01/14/12	283,950	719,550
	20,000	2.81%	29.89	12/02/12	376,000	952,800
Linda Baddour	7,500	1.06%	30.05	02/18/12	141,750	359,175
	22,500	3.17%	23.95	05/15/12	338,850	858,825
	20,000	2.81%	29.89	12/02/12	376,000	952,800
W. Richard Staub	7,500	1.06%	31.80	03/10/12	150,000	380,100
	10,000	1.41%	25.51	05/13/12	160,400	406,600
	15,000	2.11%	29.27	12/30/12	276,150	699,750

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   (1)    All options to current executive officers named in this table were granted under our Equity Compensation Plan. The options granted to Dr. Eshelman were all granted on December 3, 2002. Mr. Davenport was awarded 25,000 options on January 15, 2002, the date on which he was promoted to President of the Company. Mr. Davenport was also awarded 40,000 options on December 3, 2002. Dr. Covington was granted 15,000 options on January 15, 2002, the date of his promotion to Executive Vice President-Development of PPD Development, the Company’s contract research organization subsidiary. He was also awarded 20,000 options on December 3, 2002. Ms. Baddour was awarded 7,500 options on February 19, 2002. In addition, she was granted 22,500 options on May 16, 2002, the date on which she was promoted to Chief Financial Officer of the Company, and was granted an additional 20,000 options on December 3, 2002. Mr. Staub was granted 7,500 options on March 11, 2002 and an additional 10,000 options on May 14, 2002, the date on which he was promoted to Senior Vice President-Global Business Development of PPD Development. Mr. Staub was also awarded 15,000 options on December 31, 2002. The exercise price per share of all options granted equals the fair market value per share of our common stock on the date of grant. The options are exercisable over a term of ten years from the date of grant. Shares subject to the options granted vest ratably over the three-year period starting on the date of the grant, with vesting occurring on the anniversary dates of the grant. All options are non-qualified stock options and expire three months after termination of employment. However, if employment is terminated because of death or disability, the options can be exercised until one year after death or disability.

   (2)    Potential realizable value of each grant is calculated assuming that the market price of the underlying security appreciates at annualized rates of 5% and 10%, respectively, over the ten-year term of the option. The assumed annual rates of appreciation of 5% and 10% would result in the price of the common stock increasing to $49.03 and $78.07 per share, respectively, for options expiring 1/14/12; $48.95 and $77.94 per share, respectively, for options expiring 2/18/12; $51.80 and $82.48 per share, respectively, for options expiring 3/10/12; $41.55 and $66.17 per share, respectively, for options expiring 5/13/12; $39.01 and $62.12 per share, respectively, for options expiring 5/15/12; $48.69 and $77.53 per share, respectively, for options expiring 12/2/12; and $47.68 and $75.92 per share, respectively, for options expiring 12/30/12.

   (3)    We granted a total of 710,534 options to acquire shares of common stock in 2002.

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3. Aggregated Option/SAR Exercises In 2002
and Option/SAR Values as of Year-End 2002

			Number of Unexercised Options/SARs at Fiscal Year-End (#)		Value of Unexercised In-the-Money Options/SARs at Fiscal Year-End (1) ($)

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Fredric N. Eshelman	—	—	283,332	116,668	5,090,558	349,943
Fred B. Davenport, Jr.	—	—	149,166	93,334	2,428,851	187,624
Paul S. Covington	20,000	465,600	38,335	51,667	562,149	101,437
Linda Baddour	—	—	23,000	64,000	311,360	268,780
W. Richard Staub	4,334	71,087	3,333	43,501	24,331	167,232

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   (1)    The value of the options is based on the difference between the exercise price and $29.27, the closing price per share of the Company’s common stock on the National Association of Securities Dealers’ Automated Quotation National Market System on December 31, 2002.

Equity Compensation Plan Information

The following table sets forth the indicated information as of December 31, 2002 with respect to our equity compensation plans:

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		(b) Weighted Average Exercise Price Of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities, Reflected in Column (a))

Equity Compensation Plans Approved by Security Holders	2,458,304	(1)	$18.22	2,698,286	(2)

Equity Compensation Plans Not Approved by Security Holders	0		0	0

Total	2,458,304	(1)	$18.22	2,698,286	(2)

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   (1)    The number does not include 46,010 shares of outstanding restricted stock that vest in January 2004.

   (2)    This includes 1,792,996 shares of stock issued under our 1995 Equity Compensation Plan and 905,290 shares under our Employee Stock Purchase Plan.

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Employment and Severance Agreements

Fred Eshelman, Chief Executive Officer, entered into an employment agreement with the Company effective July 1, 1997. The employment agreement provides for automatic one-year renewals unless either party gives notice that the agreement will not be renewed, and the agreement automatically renewed for a sixth one-year term beginning July 1, 2002. Dr. Eshelman’s annual base salary for the renewal term is $609,500.

Fred B. Davenport, Jr. was promoted to President of the Company on January 15, 2002. Mr. Davenport entered into a new employment agreement with the Company dated January 15, 2002, which provides for an initial term beginning January 15, 2002 and ending December 31, 2003. The employment agreement contains automatic one-year renewals unless either party gives notice that the agreement will not be renewed. Mr. Davenport’s annual base salary for 2003 is $328,600.

Paul S. Covington was promoted to Executive Vice President - Development of PPD Development, the Company’s contract research organization subsidiary, effective January 15, 2002. Dr. Covington entered into a new employment agreement with PPD Development dated January 15, 2002, which provides for an initial term beginning January 15, 2002 and ending December 31, 2003. The employment agreement contains automatic one-year renewals unless either party gives notice that the agreement will not be renewed. Dr. Covington’s annual base salary for 2003 is $291,500.

Linda Baddour was promoted to Chief Financial Officer of the Company effective May 16, 2002, and continues to serve as the Company’s Chief Accounting Officer, her position prior to her promotion. Ms. Baddour entered into an employment agreement with the Company dated May 16, 2002 which provides for an initial term beginning May 16, 2002 and ending May 15, 2003. The employment agreement contains automatic one-year renewals unless either party gives notice that the agreement will not be renewed. Ms. Baddour’s base salary for the initial term is $200,000.

W. Richard Staub was promoted to Senior Vice President - Global Business Development of PPD Development, the Company’s contract research organization subsidiary, on May 1, 2002. Mr. Staub entered into an employment agreement with PPD Development dated May 1, 2002, which provides for an initial term beginning May 1, 2002 and ending December 31, 2002. The employment agreement contains automatic one-year renewals unless either party gives the other notice that the agreement will not be renewed, and the agreement automatically renewed for a one-year term beginning January 1, 2003. Mr. Staub’s base salary for 2003 is $180,000.

Each of the executive officers named in the Summary Compensation Table has entered into a severance agreement with the Company. Each severance agreement provides that upon termination of the executive officer’s employment within one year after a change of control of the Company, including required relocation that he declines, the executive officer will be paid an amount equal to one to three times his or her base salary and cash bonus for the prior 12 months. Dr. Eshelman is entitled to a severance payment equal to three times his annual base salary and cash bonus, and Mr. Davenport and Dr. Covington are entitled to a severance payment equal to two and one-half times their annual base salary and cash bonus for the prior 12 months. Dr. Covington’s severance agreement was amended to increase his severance payment when he was promoted to Executive Vice President – Development in January 2002. Ms. Baddour and Mr. Staub are each entitled to a severance payment equal to one times their base salary and cash bonus. In addition to the severance payments, all outstanding unvested stock options and unvested restricted stock granted at least six months prior to the executive officer’s termination of employment will vest upon termination.

Report of the Compensation Committee on Executive Compensation

John A. McNeill, Jr., Chairman, Stuart Bondurant and Catherine M. Klema are the members of the Compensation Committee. All of the committee members are independent directors.

Executive Pay Policy.

The Compensation Committee continues to adhere to its stated policy of having a compensation system that is performance-oriented and designed to achieve long-term shareholder returns. Since 1997, the Company has retained Frederic W. Cook & Co., Inc., a consulting firm, to periodically review and evaluate the Company’s

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executive compensation practices and to make recommendations for changes to meet the Committee’s objectives and to ensure that the Company’s compensation plans are competitive.

In May 2000, the Cook firm evaluated the cash and stock-based compensation for the executive officers of the Company. Based in part on the Cook firm’s recommendations, the Committee increased the annual target cash bonuses which can be earned by certain executive officers, including the Chief Executive Officer, made restricted stock awards to executive officers in January 2001, and increased the severance payable to certain executive officers in the event of termination of employment within one year following a change of control of the Company.

In December 2001, following the Company’s one-for-one stock dividend in May 2001, the Committee increased the number of initial and annual grants which may be issued under the Company’s stock option guidelines. The Committee also set the range for the Chief Executive Officer’s 2001 and 2002 annual bonus at 50% to 90% of base salary, with a target bonus of 70%.

The Committee believes that these changes to the executive compensation program are consistent with its goals and have assisted in retaining the Company’s executive officers, particularly Dr. Eshelman, Mr. Davenport, Dr. Covington and Ms. Baddour, who have been with the Company for periods ranging from seven to twelve years. The Committee plans to continue periodically evaluating the Company’s executive compensation practices to ensure they are designed to reward performance, attract and retain key executives and achieve long-term shareholder value.

Specific Compensation Programs.

The Company’s compensation program for its executive officers includes a mix of base salary, annual cash bonus awards and long-term incentive compensation in the form of stock options and restricted stock.

Base Salary. The Committee reviews base salaries of the Company’s executive officers at the time of a promotion and on an annual basis. In 2002, Mr. Davenport, Dr. Covington, Ms. Baddour and Mr. Staub were promoted. In connection with Mr. Davenport’s promotion to President of the Company in January 2002, Mr. Davenport received a salary increase of $13,200, or 4.5%. At the same time, Dr. Covington was promoted to Executive Vice President – Development of PPD Development, the Company’s contract research organization subsidiary, and received a salary increase of $16,572, or 6.4%. Ms. Baddour was promoted to Chief Financial Officer in May 2002 and received an $18,000, or 9.9%, salary increase. Mr. Staub was promoted in May 2002 to Senior Vice President – Global Business Development of PPD Development, and his salary was increased by $15,468, or 10.3%.

Following its 2002 annual performance reviews of the Company’s executive officers, the Committee approved salary increases of $18,600 and $16,500 for Mr. Davenport and Dr. Covington, respectively, a 6% increase effective on January 1, 2003 in each case. The Committee also approved a $15,000, or 9.1%, salary increase for Mr. Staub, effective January 1, 2003, the date on which his employment agreement renewed for an additional one-year term. The Committee approved this above-average annual salary increase for Mr. Staub to reflect the responsibilities and demands of his position as Senior Vice President-Global Business Development and his performance in the position. Finally the Committee approved a $12,000, or 6.0%, salary increase for Ms. Baddour, to be effective on May 16, 2003, the date on which her employment agreement is scheduled to renew for a one-year term.

The Committee continues to believe, based on its experience, that employment agreements with shorter terms and annual performance reviews promotes better performance by executives. Thus, the Committee continues to follow its general policy that executive employment agreements will have an initial term of one or two years, with a provision for successive one-year renewal terms unless either party gives notice to the other that the agreement will not be renewed. All of the employment agreements that the Company has with its executive officers include this provision.

Annual Bonus Awards. All current employment agreements with executive officers provide for payment of an annual cash bonus in the discretion of the Compensation Committee. The Committee has adopted an employee incentive compensation plan, and reviews and updates the plan on an annual basis. Under the 2002 employee incentive compensation plan adopted by the Committee, target bonuses for executive officers who participate in the plan, other than the Chief Executive Officer, were set at 40% of base salary. The Chief Executive Officer’s target

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bonus for 2002 was set at 70% of his base salary. Mr. Staub’s annual cash bonus is determined under our employee incentive compensation plan and under a separate bonus program based primarily on new business authorizations obtained during the year. As a result of the Company’s strong financial and operating performance in 2002, the Committee approved bonuses to the executive officers under the 2002 employee incentive compensation plan. Mr. Davenport received a bonus of $180,000, or 58% of his 2002 base salary. Dr. Covington received a bonus of $150,000, or 55% of his 2002 base salary. Ms. Baddour received a bonus of $112,000, or 60% of her base salary. Mr. Staub received a bonus of $165,457, or 100% of his 2002 base salary. Of that amount, $35,000, or 57% of his eligible 2002 base salary, was paid under the Company’s 2002 employee incentive compensation plan. The balance of Mr. Staub’s 2002 bonus was earned under the separate bonus program

Stock-Based Awards. Under our 1995 Equity Compensation Plan, the Compensation Committee may grant executive officers incentive and nonqualified stock options, stock appreciation rights, restricted stock, deferred stock, performance awards and other stock-based awards. Stock option awards received by the Company’s executive officers are made under comprehensive guidelines for grants of nonqualified stock options. Initial, annual and promotion awards of stock options are based upon the position held or to be held by an executive officer and his or her level of experience. The size of an annual stock option award generally is tied to the overall performance of the Company and the individual performance of the executive officer. The Committee in its discretion may also issue stock option grants in lieu of increases in base salary or cash bonuses to incentivize executives. The Committee believes this approach is consistent with its stated objective of establishing a performance-based executive compensation system since the value of the executive’s stock options generally will be related to the Company’s overall performance.

During 2002, the Committee approved stock option awards of 25,000, 15,000, 22,500 and 10,000 to Mr. Davenport, Dr. Covington, Ms. Baddour and Mr. Staub, respectively, in connection with their promotions. The Committee also approved annual grants of stock options to all of the executive officers named in the Summary Compensation Table in December 2002. All of those grants were made within the Company’s stock option guidelines.

In January 2001, the Committee approved awards of restricted stock to its executive officers in recognition of the Company’s successful performance in 2000 and to incentivize performance in future years. Adjusted for the May 2001 stock dividend, Dr. Eshelman received 27,188 shares of restricted stock, Mr. Davenport and Dr. Covington each received 8,366 shares, and Ms. Baddour received 2,090 shares. All of the restricted stock grants are subject to three-year cliff vesting, and are scheduled to fully vest in January 2004.

Chief Executive Officer Compensation.

Dr. Eshelman’s current base salary of $609,500 was established in February 2002 as part of his annual performance review. The Committee increased his salary from $575,000 to $609,500, a 6% increase, effective July 1, 2002 when Dr. Eshelman’s employment agreement was renewed for another one-year term. In determining his base salary, the Committee considered the Company’s financial performance in 2001, the base salaries paid to chief executive officers of the Company’s competitors and other factors.

In February 2003, in connection with Dr. Eshelman’s annual performance review, the Committee reviewed his base salary and determined his bonus under the 2002 employee incentive compensation plan. Based on the Company’s outstanding performance in 2002 and Dr. Eshelman’s individual achievements, the Committee approved a bonus to Dr. Eshelman of $525,000, or 86% of his base salary. The Committee also approved a 5% increase in Dr. Eshelman’s salary from $609,500 to $640,000, effective July 1, 2003, the date on which his employment agreement is scheduled to renew for an additional one-year term.

In addition to his cash compensation, in January 2001, the Committee awarded Dr. Eshelman 27,188 shares of restricted stock. All of the restricted shares are subject to a three-year cliff vesting schedule. The Committee also awarded Dr. Eshelman a grant of 60,000 nonqualified stock options on December 3, 2002 at an exercise price of $29.89 per share. This option grant was made within the Company’s stock option guidelines.

Submitted by:                      THE COMPENSATION COMMITTEE

John A. McNeill, Jr., Chairman
Stuart Bondurant
Catherine M. Klema

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Compensation Committee Interlocks and Insider Participation

Stuart Bondurant and John A. McNeill, Jr. were members of the Compensation Committee for all of 2002. Ernest Mario was a member of the Compensation Committee from January 1, 2002 to January 15, 2002, at which time he resigned, and Catherine M. Klema was elected as a member of the Compensation Committee on January 28, 2002 to fill the vacancy resulting from Dr. Mario’s resignation. The Compensation Committee did not meet or take action in 2002 while Dr. Mario was a member. None of the members of the Compensation Committee was an officer or employee of the Company at any time in 2002. Mr. McNeill served as the Company’s President from 1989 until 1993. In 2002, our Chief Executive Officer, Dr. Eshelman, served as a director of Apothogen, Inc. until April 2002, at which time Apothogen was acquired by IntraBiotics Pharmaceuticals, Inc. Dr. Mario served as the Chairman and Chief Executive Officer of Apothogen from January 2002 to April 2002. Except for these interlocks, no executive officer of the Company serves as a member of the board of directors or compensation committee of any entity which has one or more executive officers serving as a member of the Company’s Board of Directors or Compensation Committee.

Report of the Finance & Audit Committee

The Finance & Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2002 with management. The Committee has also discussed with the independent auditors of those financial statements, Deloitte & Touche LLP (“D&T”), the matters required to be discussed by Statement on Auditing Standards No. 61, as modified or supplemented. The Committee has received the written disclosures and the letter from D&T required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as modified or supplemented, and has discussed with D&T its independence. The Committee has also considered whether the provision of (1) financial information and design services described in paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X and (2) services other than the audit of the Company’s financial statements and financial information and design services were compatible with maintaining D&T’s independence.

Based on the review and discussions referred to in the foregoing paragraph, the Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002 for filing with the Securities and Exchange Commission.

The Board of Directors has determined that the members of the Committee are independent as defined in Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards. The Board of Directors certifies that the Committee has and will continue to have at least one member that has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the member’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. The Committee recommended and the Board of Directors adopted a Finance & Audit Committee charter in May 2000. The Committee has reviewed and reassessed the adequacy of its charter.

Submitted by:                      THE FINANCE AND AUDIT COMMITTEE

Frederick Frank, Chairman
John A. McNeill, Jr.
Paul J. Rizzo

Fees Paid to the Independent Auditors

Audit Fees.

D&T billed the Company aggregate fees of $354,158 for professional services rendered for the audit of the Company’s annual financial statements for 2002 and the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for 2002.

Financial Information Systems Design and Implementation Fees.

In 2002, D&T did not provide, or bill the Company for, financial information systems design or implementation services described in paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X.

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All Other Fees.

D&T billed the Company aggregate fees of $216,747 for professional services rendered in 2002 other than audit fees and financial information systems design and implementation fees. Of this amount, $116,892 was for tax-related services and $99,855 was for audit-related fees.

Performance Graph

Below is a graph which compares the cumulative total shareholder return on the Company’s common stock from December 31, 1997 through December 31, 2002, against the cumulative total return for the same period on the NASDAQ Stock Market (U.S.) Index and the NASDAQ Health Services Index. The results are based on an assumed $100 invested on December 31, 1997 and reinvestment of dividends.

CRSP Total Returns Index for:	12/31/97	12/31/98	12/31/99	12/29/00	12/31/01	12/31/02

PPDI	100.0	195.5	77.2	323.2	420.3	380.7
NASDAQ Health Services Index	100.0	84.8	68.2	93.6	101.2	87.2
NASDAQ Stock Market (U.S.) Index	100.0	141.0	261.5	157.4	124.9	86.3

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Deadline for Receipt of Shareholder Proposals

Shareholder proposals to be included in the proxy statement for our next annual meeting of shareholders must be received by the Company not later than December 1, 2003. Under the Company’s bylaws, shareholder proposals to be considered at our next annual meeting must be received by the Company not later than 50 days prior to that meeting. All submissions must comply with all of the requirements of the Company’s bylaws and Rule 14a-8 of the Securities Exchange Act. Proposals should be mailed to B. Judd Hartman, Secretary, Pharmaceutical Product Development, Inc., 3151 South Seventeenth Street, Wilmington, North Carolina 28412.

Certain Transactions

In October 2001, we made an investment in Apothogen, Inc., a company formed to acquire, develop and commercialize selected pharmaceutical products. Dr. Eshelman, our Chief Executive Officer, and Dr. Mario, our Chairman, also made investments in Apothogen and served as directors of Apothogen. Dr. Mario served as Apothogen’s Chairman since its inception and became its Chief Executive Officer in 2002. We were entitled to nominate one person to serve on Apothogen’s seven-member board of directors. Stuart Bondurant was our director on Apothogen’s board.

In April 2002, IntraBiotics Pharmaceuticals, Inc. acquired Apothogen. Under the terms of the acquisition, Apothogen shareholders received a pre-closing cash dividend and shares of IntraBiotics common stock in exchange for their Apothogen stock. Following the acquisition, Dr. Mario became the Chairman and Chief Executive Officer of IntraBiotics and served in that capacity during 2002. Dr. Mario currently serves as Chairman of the Board of Directors of IntraBiotics. Other than Dr. Mario, no other director or executive officer of the Company serves on the board of directors or as an executive officer of IntraBiotics.

During 2002, we subleased space to Apothogen and IntraBiotics in our offices in Wilmington and Raleigh, North Carolina, and provide drug development and administrative services to both companies. In 2002, we earned rental income from Apothogen and IntraBiotics of $170,845 and income for drug development and administrative services of $227,507 and $20,543, respectively. These amounts include monies paid to us by Apothogen prior to its acquisition by IntraBiotics and by IntraBiotics following that acquisition.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act requires our officers and directors and persons who own more than 10% of our outstanding common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. These officers, directors and shareholders are required by regulations under the Securities Exchange Act to furnish us with copies of all forms they file under Section 16(a).

Based solely on our review of the copies of forms we have received, we believe that during 2002 all of our officers, directors and shareholders described above complied with all Section 16(a) filing requirements, except Dr. Eshelman who filed a late Form 4 on January 31, 2003, to report a charitable gift of 7,231 shares of our common stock made by him in June 2001.

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OTHER MATTERS

Effective February 25, 2002, the Board of Directors of the Company appointed Deloitte & Touche LLP (“D&T”), Raleigh, North Carolina, to serve as the independent auditors of the Company for the fiscal year ending December 31, 2002. Pricewaterhouse Coopers LLP (“PwC”), and its predecessor, Coopers & Lybrand L.L.P., had audited our financial statements since 1994. PwC was dismissed as our independent auditors on February 25, 2002. The reports prepared and issued on our financial statements for the fiscal years ended December 31, 2001 and December 31, 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, scope or accounting principles. The decision to change independent auditors was recommended by our Audit Committee and approved by our Board of Directors. During our two most recent fiscal years through the date of PwC’s dismissal, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of PwC, would have caused PwC to make a reference to the subject matter of the disagreements in connection with their reports on the financial statements for such years. PwC advised the Company that it does not have, and has not had, any direct or indirect financial interest in the Company or its subsidiaries in any capacity other than that of serving as independent auditors. D&T has also advised the Company that it does not have, and has not had, any direct or indirect financial interest in the Company or its subsidiaries in any capacity. Representatives of D&T are expected to attend the annual shareholder meeting. They will have an opportunity to make a statement if they desire, and they also will be available to respond to appropriate questions.

By Order of the Board of Directors
/s/ FREDRIC N. ESHELMAN

Fredric N. Eshelman Chief Executive Officer

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Appendix A

PHARMACEUTICAL PRODUCT DEVELOPMENT, INC.

EQUITY COMPENSATION PLAN

Effective as of October 30, 1995
Amended and Restated
Effective May 14, 2003

PHARMACEUTICAL PRODUCT DEVELOPMENT, INC.
EQUITY COMPENSATION PLAN

ARTICLE I – GENERAL PROVISIONS

1.1      The Plan is designed, for the benefit of the Company, to attract and retain for the Company personnel of exceptional ability; to motivate such personnel through added incentives to make a maximum contribution to greater profitability; to develop and maintain a highly competent management team; and to be competitive with other companies with respect to executive compensation.

1.2      Awards under the Plan may be made to Participants in the form of (i) Incentive Stock Options; (ii) Nonqualified Stock Options; (iii) Stock Appreciation Rights; (iv) Restricted Stock; (v) Deferred Stock; (vi) Stock Awards; (vii) Performance Shares; and (viii) Other Stock-Based Awards and other forms of equity-based compensation as may be provided and are permissible under this Plan and the law.

1.3      The Plan was originally effective as of October 30, 1995 (the “Effective Date”). This Amended and Restated Plan shall be effective May 14, 2003, subject to the approval of shareholders of the Company within 12 months before or after such date. The Plan will terminate on May 14, 2013, unless sooner terminated by the Board pursuant to Section 4.1.

ARTICLE II – DEFINITIONS

Except where the context otherwise indicates, the following definitions apply:

2.1      “Acceleration Event” means the occurrence of an event defined in Article XIII of the Plan.

2.2      “Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended. All citations to sections of the Act or rules thereunder are to such sections or rules as they may from time to time be amended. All citations to sections of the act or rules thereunder are to such sections or rules as they may from time to time be amended or renumbered.

2.3      “Agreement” means the written agreement evidencing each Award granted to a Participant under the Plan.

2.4      “Award” means an award granted to a Participant in accordance with the provisions of the Plan, including, but not limited to, a Stock Option, Stock Right, Restricted Stock, Deferred Stock, Stock Awards, Performance Shares, Other Stock-Based Awards, or any combination of the foregoing.

2.5      “Board” means the Board of Directors of Pharmaceutical Product Development, Inc.

2.6      “Code” means the Internal Revenue Code of 1986, as now in effect or as hereafter amended. All citations to sections of the Code are to such sections as they may from time to time be amended or renumbered.

2.7      “Committee” means the Compensation Committee or such other committee consisting of two or more members as may be appointed by the Board to administer this Plan pursuant to Article III, each of whom is a Non-Employee Director and an “outside director” within the meaning of Section 162(m) of the Code.

2.8      “Company” means Pharmaceutical Product Development, Inc., a North Carolina corporation, and its successors and assigns. The term “Company” shall include any corporation which is a member of a controlled group of corporations (as defined in Section 414(b) of the Code, as modified by Section 415(h) of the Code) which includes the Company; any trade or business (whether or not incorporated) which is under common control (as defined in Section 414(c) of the Code, as modified by Section 415(h) of the Code) with the Company; any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Section 414(m) of the Code) which includes the Company; and any other entity required to be aggregated with the Company pursuant to regulations under Section 414(o) of the Code. With respect to all purposes of the Plan, including, but not limited to, the establishment, amendment, termination, operation and administration of the Plan, Pharmaceutical Product Development, Inc. shall be authorized to act on behalf of all other entities included within the definition of Company.

2.9      “Deferred Stock” means the stock awarded under Article IX of the Plan.

2.10    “Disability” means disability as determined under procedures established by the Committee or in any Award.

2.11    “Early Retirement” means retirement from active employment with the Company, with the express consent of the Committee, pursuant to the early retirement provisions established by the Committee or in any Award.

2.12    “Eligible Participant” means any employee of the Company, as shall be determined by the Committee, as well as any other person, including directors.

2.13    “Fair Market Value” means, with respect to any given day, the closing price of the Stock reported on the stock exchange on which the Stock is then listed for such day, as reported by such source as the Committee may select, provided there was a sale of at least 100 shares of Stock on such date. If there was not a sale of at least

100 shares of Stock on such day, the Fair Market Value shall be determined based on the closing price of the Stock reported on the stock exchange as of the last date on which there was a sale of at least 100 shares of Stock. The Committee may establish an alternative method of determining Fair Market Value.

2.14    “Incentive Stock Option: means a Stock Option granted under Article IV of the Plan, and as defined in Section 422 of the Code.

2.15    “Non-Employee Director” shall have the meaning set forth in Rule 16b-3 under the Act.

2.16    “Nonqualified Stock Option” means a Stock Option granted under Article V of the Plan.

2.17    “Normal Retirement” means retirement from active employment with the Company on or after age 65, or pursuant to such other requirements as may be established by the Committee or in any Award.

2.18    “Option Grant Date” means, as to any Stock Option, the latest of:

(a)       The date on which the Committee grants the Stock Option by entering into an Award Agreement with the Participant;

(b)      The date the Participant receiving the Stock Option becomes an employee of the Company, to the extent employment status is a condition of the grant or a requirement of the Code or the Act; or

(c)       Such other date (later than the dates described in (i) and (ii) above) as the Committee may designate.

2.19    “Participant” means an Eligible Participant to whom an Award of equity-based compensation has been granted and who has entered into an Agreement evidencing the Award.

2.20    “Performance Share” means an Award under Article XI of the Plan of a unit valued by reference to a designated number of shares of Stock, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including without limitation, cash or Stock, or any combination thereof, upon achievement of such Performance Objectives during the Performance Period as the Committee shall establish at the time of such Award or thereafter.

2.21    “Plan” means the Pharmaceutical Product Development, Inc. Equity Compensation Plan, as amended from time to time.

2.22    “Restricted Stock” means an Award of Stock under Article VIII of the Plan, which Stock is issued with the restriction that the holder may not sell, transfer, pledge, or assign such Stock and with such other restrictions as the Committee, in its sole discretion, may impose, including without limitation, any restriction on the right to vote such Stock, and the right to receive any cash dividends, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

2.23    “Restriction Period” means the period commencing on the date an Award of Restricted Stock is granted and ending on such date as the Committee shall determine.

2.24    “Retirement” means Normal or Early Retirement.

2.25    “Stock” means shares of common stock of Pharmaceutical Product Development, Inc., as may be adjusted pursuant to the provisions of Section 3.11.

2.26    “Stock Appreciation Right” means a Stock Right, as described in Article VI of this Plan, which provides for an amount payable in Stock and/or cash, as determined by the Committee, equal to the excess of the Fair Market Value of a share of Stock on the day the Stock Right is exercised over the price at which the Participant could exercise a related Stock Option to purchase the share of stock.

2.27    “Stock Appreciation Right Fair Market Value” means a value established by the Committee for the exercise of a Stock Appreciation Right.

2.28    “Stock Award” means an Award of Stock granted in payment of compensation, as provided in Article X of the Plan

2.29    “Stock Option” means an Award under Article IV or V of the Plan of an option to purchase Stock. A Stock Option may be either an Incentive Stock Option or a Nonqualified Stock Option.

2.30    “Stock Right” means a Stock Appreciation Right granted under Article VI of the Plan.

2.31    “Termination of Employment” means the discontinuance of employment of a Participant with the Company for any reason. The determination of whether a Participant has discontinued employment shall be made by the Committee in its discretion. In determining whether a Termination of Employment has occurred, the Committee may provide that service as a consultant or service with a business enterprise in which the Company has a significant ownership interest shall be treated as employment with the Company. The Committee shall have the discretion, exercisable either at the time the Award is granted or at the time the Participant terminates employment, to establish as a provision applicable to the exercise of one or more Awards that during the limited period of exercisability following Termination of Employment, the Award may be exercised not only with respect to the number of shares of Stock for which it is exercisable at the time of the Termination of Employment but also with respect to one or more subsequent installments for which the Award would have become exercisable had the Termination of Employment not occurred.

ARTICLE III – ADMINISTRATION

3.1      This Plan shall be administered by the Committee. The Committee, in its discretion, may delegate to one or more of its members such of its powers as it deems appropriate. Members of the Committee shall be appointed originally, and as vacancies occur, by the Board, to serve at the pleasure of the Board.

3.2      The Committee shall meet at such times and places as it determines. A majority of its members shall constitute a quorum, and the decision of the majority of those present at any meeting at which a quorum is present shall constitute the decision of the Committee. A memorandum or written consent signed by all of its members shall constitute the decision of the Committee without necessity, in such event, for holding an actual meeting.

3.3      The Committee shall have the exclusive right to interpret, construe and administer the Plan, to select the persons who are eligible to receive an Award, and to act in all matters pertaining to the granting of an Award and the contents of the Agreement evidencing the Award, including without limitation, the determination of the number of Stock Options, Stock Rights, shares of Stock or Performance Shares subject to an Award and the form, terms, conditions and duration of each Award, and any amendment thereof consistent with the provisions of the Plan. All acts, determinations and decisions of the Committee made or taken pursuant to grants of authority under the Plan or with respect to any questions arising in connection with the administration and interpretation of the Plan, including the severability of any and all of the provisions thereof, shall be conclusive, final and binding upon all Participants, Eligible Participants and their beneficiaries.

3.4      The Committee may adopt such rules, regulations and procedures of general application for the administration of this Plan, as it deems appropriate.

3.5      Without limiting the foregoing Sections 3.1, 3.2, 3.3 and 3.4, and notwithstanding any other provisions of the Plan, the Committee is authorized to take such action as it determines to be necessary or advisable, and fair and equitable to Participants, with respect to an Award in the event of an Acceleration Event as defined in Article XIII. Such action may include, but shall not be limited to, establishing, amending or waiving the forms, terms, conditions and duration of an Award and the Award Agreement, so as to provide for earlier, later, extended or additional times for exercise or payment, differing methods for calculating payments, alternate forms and amounts of payment, an accelerated release of restrictions or other modifications. The Committee may take such actions pursuant to this Section 3.5 by adopting rules and regulations of general applicability to all Participants or to certain categories of Participants, by including, amending or waiving terms and conditions in an Award and the Award Agreement, or by taking action with respect to individual Participants.

3.6      The aggregate number of shares of Stock which are authorized for issuance under the Plan shall be Ten Million Six Hundred Twenty-Nine Thousand Five Hundred Two (10,629,502) shares. Any shares of Stock issued in connection with Awards other than Stock Options or Stock Appreciation Rights shall be counted against this limit as two (2) shares for every one (1) share issued. The shares of Stock authorized for issuance under the Plan shall be made available from authorized and unissued or treasury shares of the Company.

(a)       If, for any reason, any shares of Stock awarded or subject to purchase under the Plan are not delivered or purchased for reasons including, but not limited to, a forfeiture, termination, expiration or cancellation of an Award without payment being made in the form of Stock, such shares of Stock shall not be charged against the aggregate number of shares of Stock available for Awards under the Plan and shall again be available for Award under the Plan.

(b)      In the event any Stock Option or other Award granted under the Plan is exercised through the tendering of shares of Stock (either actually or through attestation), or in the event tax withholding obligations are satisfied by tendering or withholding shares of Stock, any shares of Stock so tendered or withheld shall not be charged against the aggregate number of shares of Stock available for Awards under the Plan and shall again be available for Awards under the Plan.

(c)       Shares of Stock reacquired by the Company on the open market using the cash proceeds (the exercise price paid in cash and the value of any tax deduction realized by the Company determined under generally accepted accounting principles) received by the Company from the exercise of Stock Options may again be available for Awards under the Plan.

(d)      To the extent a Stock Right granted in connection with a Stock Option is exercised without payment being made in the form of Stock, the shares of Stock which otherwise would have been issued upon the exercise of such related Stock Option shall not be charged against the aggregate number of shares of Stock subject to Awards under the Plan and shall again be available for Award under the Plan.

(e)       The aggregate number of shares of Stock which are awarded pursuant to Awards made under the Plan to any “covered employee”, as said term is defined in Section 162(m) of the Code, shall not exceed One Million (1,000,000) shares in any three-year period.

(f)       The aggregate number of shares of Stock which are awarded pursuant to Awards made under the Plan to Non-Employee Directors as a group shall not exceed Five Hundred Thousand (500,000) shares in any three-year period.

3.7      Each Award granted under the Plan shall be evidenced by a written Award Agreement. Each Award Agreement shall be subject to and incorporate, by reference or otherwise, the applicable terms and conditions of the Plan, and any other terms and conditions, not inconsistent with the Plan, required by the Committee.

3.8      The Company shall not be required to issue or deliver any certificates for shares of Stock prior to:

(a)       The listing of such shares on any stock exchange on which the Stock may then be listed; and

(b)      The completion of any registration or qualification of such shares of Stock under any federal or state laws, or any ruling or regulation of any government body which the Company shall, in its discretion, determine to be necessary or advisable.

3.9      All certificates for shares of Stock delivered under the Plan shall also be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed and any applicable federal or state laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. In making such determination, the Committee may rely upon an opinion of counsel for the Company.

3.10    Subject to the restrictions on Restricted Stock, as provided in Article VIII of the Plan and in the Restricted Stock Award Agreement, each Participant who receives an Award of Restricted Stock shall have all of the rights of a shareholder with respect to such shares of Stock, including the right to vote the shares to the extent, if any, such shares possess voting rights and receive dividends and other distributions. Except as provided otherwise in the Plan or in an Award Agreement, no Participant awarded a Stock Option, Stock Right, Deferred Stock, Stock Award or Performance Share shall have any rights as a shareholder with respect to any shares of Stock covered by his or her Stock Option, Stock Right, Deferred Stock, Stock Award or Performance Share prior to the date of issuance to him or her of a certificate or certificates for such shares of Stock.

3.11    If any reorganization, recapitalization, reclassification, stock split-up, stock dividend, spin-off or consolidation of shares of Stock, merger or consolidation of the Company or sale or other disposition by the Company of all or a portion of its assets, any other change in the Company’s corporate structure, or any distribution to shareholders other than a regular cash dividend results in the outstanding shares of Stock, or any securities exchanged therefor or received in their place, being exchanged for a different number or class of shares of Stock or other securities of the Company, or for shares of Stock or other securities of any other corporation, or new, different or additional shares or other securities of the Company or of any other corporation being received by the holders of outstanding shares of Stock, then equitable adjustments shall be made by the Committee in:

(a)       The limitations of the aggregate number of shares of Stock that may be awarded, as well as any individual Award limit, all as set forth in Section 3.6 of the Plan;

(b)      the number and class of Stock that may be subject to an Award, and which have not been issued or transferred under an outstanding Award;

(c)       the purchase price to be paid per share of Stock under outstanding Stock Options and the number of shares of Stock to be transferred in settlement of outstanding Stock Rights; and

(d)      the terms, conditions or restrictions of any Award and Award Agreement, including the price payable for the acquisition of Stock; provided, however, that all adjustments made as the result of the foregoing in respect of each Incentive Stock Option shall be made so that such Stock Option shall continue to be an Incentive Stock Option, as defined in Section 422 of the Code.

3.12    Except as provided in Section 3.11, the Committee may not amend a Stock Option or Stock Appreciation Right awarded independently under the Plan to reduce its price per share, cancel and regrant new Stock Options or Stock Appreciation Rights with lower prices per share than the original prices per share of the cancelled Stock Option or Stock Appreciation Rights, or cancel any Stock Options or Stock Appreciation Rights and grant replacement Awards having the effect of a repricing without approval by the Company’s shareholders.

3.13    In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against reasonable expenses, including attorney’s fees, actually and necessarily incurred in connection with the defense of any actions, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted thereunder, and against all amounts paid by them in settlement thereof, provided such settlement is approved by independent legal counsel selected by the Company, or paid by them in satisfaction of a judgment or settlement in any such action, suit or proceeding, except as to matters as to which the Committee member has been negligent or engaged in misconduct in the performance of his duties; provided, that within 60 days after institution of any such action, suit or proceeding, a Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

3.14    The Committee may require each person purchasing shares of Stock pursuant to a Stock Option or other Award under the Plan to represent to and agree with the Company in writing that he is acquiring the shares of Stock without a view to distribution thereof. The certificates for such shares of Stock may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

3.15    The Committee shall be authorized to make adjustment in performance-based criteria or in the terms and conditions of other Awards in recognition of unusual or nonrecurring events affecting the Company or its financial statements or changes in applicable laws, regulations or accounting principles; provided that for Awards subject to Section 3.17, any such adjustment shall be made in accordance with Section 162(m) of the Code. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement in the manner and to the extent it shall deem desirable to carry it into effect. In the event the Company shall assume outstanding employee benefit-awards or the right or obligation to make future such awards in connection with the acquisition of another corporation or business entity, the Committee may, in its discretion, make such adjustments in the terms of Awards under the Plan as it shall deem appropriate.

3.16    The Committee shall have full power and authority to determine whether, to what extent and under what circumstances, any Award shall be cancelled or suspended. In particular, but without limitation, all outstanding Awards to any Participant may be cancelled if (a) the Participant, without the consent of the Committee, while employed by the Company or after Termination of Employment, becomes associated with, employed by, renders services to, or owns any interest in, other than any insubstantial interest, as determined by the Committee, any business in which the Company has a substantial interest as determined by the Committee; or (b) the Participant is terminated for cause as determined by the Committee.

3.17    Notwithstanding any other provision of the Plan, if the Committee determines at the time Restricted Stock, Performance Shares or other Awards of Stock are granted to a Participant who is then an officer of the Company that such Participant is, or is likely to be as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a covered employee as defined in Section 162(m) of the Code, then the Committee may provide that one or more of the following provisions of this Section 3.17 are applicable to such Award:

(a)       If any Restricted Stock, Performance Shares or other Awards of Stock are subject to this Section 3.17, then the lapsing of restrictions thereon and the distribution of cash, Stock or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more Performance Objectives (as defined in Section 11.2(c)), at the levels specified by the Committee in compliance with Section 162(m) of the Code.

(b)      Notwithstanding any provision of the Plan other than Article XIII, with respect to any Restricted Stock, Performance Award or other Award of Stock that is subject to this Section 3.17, the Committee may adjust downwards, but not upwards, the amount payable pursuant to such Award, and the Committee may not waive the achievement of the applicable Performance Objective except in the case of the death or disability of the Participant.

(c)       The Committee shall have the power to impose such other restrictions on Awards subject to this Section 3.17 as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code, or any successor provision thereto.

ARTICLE IV – INCENTIVE STOCK OPTIONS

4.1      Each provision of this Article IV and of each Incentive Stock Option granted hereunder shall be construed in accordance with the provisions of Section 422 of the Code, and any provision hereof that cannot be so construed shall be disregarded. The aggregate number of shares of Stock which may be issued under the Plan pursuant to Incentive Stock Options shall be four million (4,000,000).

4.2      Incentive Stock Options shall be granted only to Eligible Participants who are in the active employment of the Company, each of whom may be granted one or more such Incentive Stock Options for a reason related to his employment at such time or times determined by the Committee following the Effective Date until May 14, 2013, subject to the following conditions:

(a)       The Incentive Stock Option price per share of Stock shall be set in the Award Agreement, but shall not be less than 100% of the Fair Market Value of the Stock on the Option Grant Date. If the Optionee owns more than 10% of the outstanding Stock (as determined pursuant to Section

424(d) of the Code) on the Option Grant Date, the Incentive Stock Option price per share shall not be less than 110% of the Fair Market Value of the Stock on the Option Grant Date.

(b)      The Incentive Stock Option and its related Stock Right, if any, may be exercised in whole or in part from time to time within ten (10) years from the Option Grant Date (five (5) years if the Optionee owns more than 10% of the Stock on the Option Grant Date), or such shorter period as may be specified by the Committee in the Award; provided, that in any event, the Incentive Stock Option and any related Stock Right shall lapse and cease to be exercisable upon, or within such period following, a Termination of Employment as shall have been determined by the Committee and as specified in the Incentive Stock Option Award Agreement or its related Stock Right Award Agreement; provided, however, that such period following a Termination of Employment shall not exceed three months unless employment shall have terminated:

(i)        as a result of death or Disability, in which event, such period shall not exceed one year after the date of death or Disability: and

(ii)       as a result of death, if death shall have occurred following a Termination of Employment and while the Incentive Stock Option or Stock Right was still exercisable, in which event, such period shall not exceed one year after the date of death; provided, further, that such period following a Termination of Employment shall in no event extend the original exercise period of the Incentive Stock Option or any related Stock Right.

(c)       To the extent the aggregate Fair Market Value, determined as of the Option Grant Date, of the shares of Stock with respect to which Incentive Stock Options (determined without regard to this subsection) are first exercisable during any calendar year by any Eligible Participant exceeds $100,000, such options shall be treated as Nonqualified Stock Options granted under Article V.

(d)      The Committee may adopt any other terms and conditions which it determines should be imposed for the Incentive Stock Option to qualify under Section 422 of the Code, as well as any other terms and conditions not inconsistent with this Article IV as determined by the Committee.

ARTICLE V – NONQUALIFIED STOCK OPTIONS

5.1      One or more Stock Options may be granted as Nonqualified Stock Options to Eligible Participants to purchase shares of Stock at such time or times determined by the Committee, following the Effective Date, subject to the terms and conditions set forth in this Article V.

5.2      The Nonqualified Stock Option price per share of Stock shall be established in the Award Agreement, but shall not be less than 100% of the Fair Market Value of the Stock on the Option Grant Date.

5.3      The Nonqualified Stock Option and its related Stock Right, if any, may be exercised in full or in part from time to time within such period as may be specified by the Committee or in the Award Agreement; provided, that no Nonqualified Stock Option or related Stock Right, if any, shall be exercisable after the expiration of ten (10) years following the Option Grant Date; provided further, that, in any event, the Nonqualified Stock Option and any related Stock Right shall lapse and cease to be exercisable upon, or within such period following, Termination of Employment as shall have been determined by the Committee and as specified in the Nonqualified Stock Option Award Agreement or Stock Right Award Agreement; provided, however, that such period following Termination of Employment shall not exceed three months unless employment shall have terminated:

(a)       As a result of Retirement or Disability, in which event, such period shall not exceed one year after the date of Retirement or Disability, or within such longer period as the Committee may specify; and

(b)      As a result of death, or if death shall have occurred following a Termination of Employment and while the Nonqualified Stock Option or Stock Right was still exercisable, in which event, such period may not exceed one year after the date of death, as provided by the Committee or in the Award Agreement.

5.4      The Nonqualified Stock Option Award Agreement may include any other terms and conditions not inconsistent with this Article V or in Article VII, as determined by the Committee.

ARTICLE VI – STOCK APPRECIATION RIGHTS

6.1      A Stock Appreciation Right may be granted to an Eligible Participant in connection with an Incentive Stock Option or a Nonqualified Stock Option granted under Article IV or Article V of this Plan, respectively, or may be granted independent of any Stock Option; provided that any Stock Appreciation Right granted independently of a Stock Option shall have a price per share of Stock that is not less than 100% of the Fair Market Value of the Stock on the grant date of the Stock Appreciation Right.

6.2      A related Stock Appreciation Right shall entitle a holder of a Stock Option, within the period specified for the exercise of the Stock Option, to surrender the unexercised Stock Option, or a portion thereof, and to receive in exchange therefor a payment in cash or shares of Stock having an aggregate value equal to the amount by which the Fair Market Value of each share of Stock exceeds the Stock Option price per share of Stock, times the number of shares of Stock under the Stock Option, or portion thereof, which is surrendered.

6.3      Each related Stock Appreciation Right granted hereunder shall be subject to the same terms and conditions as the related Stock Option, including limitations on transferability, and shall be exercisable only to the extent such Stock Option is exercisable when the related Stock Option terminates or lapses. The grant of Stock Appreciation Rights related to Incentive Stock Options must be concurrent with the grant of the Incentive Stock Options. With respect to Nonqualified Stock Options, the grant either may be concurrent with the grant of the Nonqualified Stock Options, or in connection with Nonqualified Stock Options previously granted under Article V, which are unexercised and have not terminated or lapsed. Any Stock Appreciation Right granted independent of any Stock Option may be exercised in full or in part from time to time within such period as may be specified by the Committee or in the Award Agreement; provided, that no Stock Appreciation Right shall be exercisable after the expiration of ten (10) years following the date of the grant of such Stock Appreciation Right.

6.4      The Committee shall have sole discretion to determine in each case whether the payment with respect to the exercise of a Stock Appreciation Right will be in the form of all cash or all Stock, or any combination thereof. If payment is to be made in Stock, the number of shares of Stock shall be determined based on the Fair Market Value of the Stock on the date of exercise. If the Committee elects to make full payment in Stock, no fractional shares of Stock shall be issued and cash payment shall be made in lieu of fractional shares.

6.5      The Committee shall have sole discretion as to the timing of any payment made in cash or Stock, or a combination thereof, upon exercise of Stock Appreciation Rights. Payment may be made in a lump sum, in annual installments or may be otherwise deferred; and the Committee shall have sole discretion to determine whether any deferred payments may bear amounts equivalent to interest or cash dividends.

6.6      Upon exercise of a Stock Appreciation Right, the number of shares of Stock subject to exercise under any related Stock Option shall automatically be reduced by the number of shares of Stock represented by the Stock Option or portion thereof which is surrendered.

6.7      The Committee, in its sole discretion, may also provide that, in the event of a Change in Control, as defined in Article XIII, the amount to be paid upon the exercise of a Stock Appreciation Right shall be based on the Change in Control Price, as defined in Section 13.6, subject to such terms and conditions as the Committee may specify.

ARTICLE VII – INCIDENTS OF STOCK OPTIONS AND STOCK RIGHTS

7.1      Each Stock Option and Stock Right shall be granted subject to such terms and conditions, if any, not inconsistent with this Plan, as shall be determined by the Committee, including any provisions as to continued employment as consideration for the grant or exercise of such Stock Option or Stock Right and any provisions which may be advisable to comply with applicable laws, regulations or rulings of any governmental authority.

7.2      A Stock Option or Stock Right shall not be transferable by the Participant other than by will or by the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the Code or the Employee Retirement Income Security Act, or the rules thereunder, and shall be exercisable during the lifetime of the Participant only by him or by his guardian or legal representative.

7.3      Shares of Stock purchased upon exercise of a Stock Option shall be paid for in such amounts, at such times and upon such terms as shall be determined by the Committee, subject to limitations set forth in the Stock Option Award Agreement. Without limiting the foregoing, the Committee may establish payment terms for the exercise of Stock Options which permit the Participant to deliver shares of Stock, or other evidence of ownership of Stock satisfactory to the Company, with a Fair Market Value equal to the Stock Option price as payment, or a combination of cash and shares of Stock with a total value equal to the Stock Option price.

7.4      No cash dividends shall be paid on shares of Stock subject to unexercised Stock Options. The Committee may provide, however, that a Participant to whom a Stock Option has been granted which is exercisable in whole or in part at a future time for shares of Stock shall be entitled to receive an amount per share equal in value to the cash dividends, if any, paid per share on issued and outstanding Stock, as of the dividend record dates occurring during the period between the date of the grant and the time each such share Option or the related Stock Right is exercised. Such amounts (herein called “dividend equivalents”) may, in the discretion of the Committee, be:

(a)       Paid in cash or Stock either from time to time prior to, or at the time of the delivery of, such Stock, or upon expiration of the Stock Option if it shall not have been fully exercised; or

(b)      Converted into contingently credited shares of Stock, with respect to which dividend equivalents may accrue, in such manner, at such value, and deliverable at such time or times, as may be determined by the Committee.

Such Stock, whether delivered or contingently credited, shall be charged against the limitations set forth in Section 3.6.

7.5      The Committee, in its sole discretion, may authorize payment of interest equivalents on dividend equivalents which are payable in cash at a future time.

7.6      In the event of Disability or death, the Committee, with the consent of the Participant or his legal representative, may authorize payment, in cash or in Stock, or partly in cash and partly in Stock, as the Committee may direct, of an amount equal to the difference at the time between the Fair Market Value of the Stock subject to a Stock Option and the option price in consideration of the surrender of the Stock Option.

7.7      If a Participant is required to pay to the Company an amount with respect to income and employment tax withholding obligations in connection with exercise of a Nonqualified Stock Option, and/or with respect to certain dispositions of Stock acquired upon the exercise of an Incentive Stock Option, the Committee, in its discretion and subject to such rules as it may adopt, may permit the Participant to satisfy the obligation, in whole or in part, by making an irrevocable election that a portion of the shares of Stock subject to the Nonqualified Stock Option and/or with respect to certain dispositions of Stock acquired upon the exercise of an Incentive Stock Option, be withheld in satisfaction of the withholding obligations.

ARTICLE VIII – RESTRICTED STOCK

8.1      Restricted Stock Awards may be made to certain Participants as an incentive for the performance of future services that will contribute materially to the successful operation of the Company. Awards of Restricted Stock may be made either alone, in addition to or in tandem with other Awards granted under the Plan and/or cash payments made outside of the Plan.

8.2      With respect to Awards of Restricted Stock, the Committee shall:

(a)       Determine the purchase price, if any, to be paid for such Restricted Stock, which may be equal to or less than par value and may be zero, subject to such minimum consideration as may be required by applicable law;

(b)      Determine the length of the Restriction Period, which, except for situations involving death, disability, retirement, recruitment, reductions in force, change of control, or such similar or other events or circumstances that the Committee determines are appropriate, shall not be less than three (3) years;

(c)       Determine any restrictions applicable to the Restricted Stock such as service or performance, other than those set forth in this Article VIII;

(d)      Determine if the restrictions shall lapse as to all shares of Restricted Stock at the end of the Restriction Period or as to a portion of the shares of Restricted Stock in installments during the Restriction Period; and

(e)       Determine if dividends and other distributions on the Restricted Stock are to be paid currently to the Participant or paid to the Company for the account of the Participant.

8.3      Awards of Restricted Stock must be accepted within a period of 60 days, or such shorter period as the Committee may specify, by executing a Restricted Stock Award Agreement and paying whatever price, if any, is required. The prospective recipient of a Restricted Stock Award shall not have any rights with respect to such Awards, unless such recipient has executed a Restricted Stock Award Agreement and has delivered a fully executed copy thereof to the Committee, and has otherwise complied with the applicable terms and conditions of such Award.

8.4      Except when the Committee determines otherwise, or as otherwise provided in the Restricted Stock Award Agreement, upon a Termination of Employment of a Participant before the expiration of the Restriction Period, all shares of Restricted Stock still subject to restriction shall be forfeited by the Participant and shall be reacquired by the Company.

8.5      Except as otherwise provided in this Article VIII, no shares of Restricted Stock received by a Participant shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period.

8.6      To the extent not otherwise provided in a Restricted Stock Award Agreement, in cases of death, Disability or Retirement or in cases of special circumstances, the Committee, if it finds that a waiver would be appropriate, may elect to waive any or all remaining restrictions with respect to such Participant’s Restricted Stock.

8.7      In the event of hardship or other special circumstances of a Participant whose Termination of Employment with the Company is involuntary, the Committee may waive in whole or in part any or all remaining restrictions with respect to any or all of the Participant’s Restricted Stock, based on such factors and criteria as the Committee may deem appropriate.

8.8      The certificates representing shares of Restricted Stock may either:

(a)       Be held in custody by the Company until the Restriction Period expires or until restrictions thereon otherwise lapse, and the Participant shall deliver to the Company a stock power endorsed in blank relating to the Restricted Stock; and/or

(b)      Be issued to the Participant and registered in the name of the Participant, and shall bear an appropriate restrictive legend and shall be subject to appropriate stop-transfer orders.

8.9      Except as provided in this Article VIII, a Participant receiving a Restricted Stock Award shall have, with respect to the shares of Restricted Stock covered by any Award, all of the rights of a shareholder of the Company, including the right to vote the shares to the extent, if any, such shares possess voting rights and the right to receive any dividends; provided, however, the Committee may require that any dividends on such shares of Restricted Stock shall be automatically deferred and reinvested in additional Restricted Stock subject to the same restrictions as the underlying Award, or may require that dividends and other distributions on Restricted Stock shall be paid to the Company for the account of the Participant. The Committee shall determine whether interest shall be paid on such amounts, the rate of any such interest, and the other terms applicable to such amounts.

8.10    If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, unrestricted certificates for such shares shall be delivered to the Participant.

8.11    In order to better ensure that Award payment actually reflect the performance of the Company and the service of the Participant, the Committee may provide, in its sole discretion, for a tandem performance-based or other Award designed to guarantee a minimum value, payable in cash or Stock to the recipient of a Restricted Stock Award, subject to such performance, future service, deferral and other terms and conditions as may be specified by the Committee.

ARTICLE IX – DEFERRED STOCK

9.1      Shares of Deferred Stock together with cash dividend equivalents, if so determined by the Committee, may be issued either alone or in addition to other Awards granted under the Plan in the discretion of the Committee. The Committee shall determine the individuals to whom, and the time or times at which, such Awards will be made, the number of shares to be awarded, the price, if any, to be paid by the recipient of a Deferred Stock Award, the time or times within which such Awards may be subject to forfeiture, and all other conditions of the Awards. The Committee may condition Awards of Deferred Stock upon the attainment of specified performance goals or such other factors or criteria as the Committee may determine.

9.2      Deferred Stock Awards shall be subject to the following terms and conditions:

(a)       Subject to the provisions of this Plan and the applicable Award Agreement, Deferred Stock Awards may not be sold, transferred, pledged, assigned or otherwise encumbered during the period specified by the Committee for purposes of such Award (the “Deferral Period”). At the expiration of the Deferral Period, or the Elective Deferral Period defined in Section 9.3, share certificates shall be delivered to the Participant, or his legal representative, in a number equal to the number of shares of Stock covered by the Deferred Stock Award.

Based on service, performance and/or such other factors or criteria as the Committee may determine, the Committee, however, at or after grant, may accelerate the vesting of all or any part of any Deferred Stock Award and/or waive the deferral limitations for all or any part of such Award.

(b)     Unless otherwise determined by the Committee, amounts equal to any dividends that would have been payable during the Deferral Period with respect to the number of shares of Stock covered by a Deferred Stock Award if such shares of Stock had been outstanding shall be automatically deferred and deemed to be reinvested in additional Deferred Stock, subject to the same deferral limitations as the underlying Award.

(c)       Except to the extent otherwise provided in this Plan or in the applicable Award Agreement, upon Termination of Employment during the Deferral Period for a given Award, the Deferred Stock covered by such Award shall be forfeited by the Participant; provided, however, the Committee may provide for accelerated vesting in the event of Termination of Employment due to death, Disability or Retirement, or in the event of hardship or other special circumstances as the Committee deems appropriate.

9.3      A Participant may elect to further defer receipt of Deferred Stock for a specified period or until a specified event (the “Elective Deferral Period”), subject in each case to the Committee’s approval and to such terms as are determined by the Committee. Subject to any exceptions adopted by the Committee, such election must generally be made at least 12 months prior to completion of the Deferral Period for the Deferred Stock Award in question, or for the applicable installment of such an Award.

9.4      Each Award shall be confirmed by, and subject to the terms of, a Deferred Stock Award Agreement.

9.5      In order to better ensure that the Award actually reflects the performance of the Company and the service of the Participant, the Committee may provide, in its sole discretion, for a tandem performance-based or other Award designed to guarantee a minimum value, payable in cash or Stock to the recipient of a Deferred Stock Award, subject to such performance, future service, deferral and other terms and conditions as may be specified by the Committee.

ARTICLE X – STOCK AWARDS

10.1    A Stock Award shall be granted only in payment of compensation that has been earned or as compensation to be earned, including without limitation, compensation awarded concurrently with or prior to the grant of the Stock Award.

10.2    For the purposes of this Plan, in determining the value of a Stock Award, all shares of Stock subject to such Stock Award shall be valued at not less than 100% of the Fair Market Value of such shares of Stock on the date such Stock Award is granted, regardless of whether or when such shares of Stock are issued or transferred to the Participant and whether or not such shares of Stock are subject to restrictions which affect their value.

10.3    Shares of Stock subject to a Stock Award may be issued or transferred to the Participant at the time the Stock Award is granted, or at any time subsequent thereto, or in installments from time to time, as the Committee shall determine. If any such issuance or transfer shall not be made to the Participant at the time the Stock Award is granted, the Committee may provide for payment to such Participant, either in cash or shares of Stock, from time to time or at the time or times such shares of Stock shall be issued or transferred to such Participant, of amounts not exceeding the dividends which would have been payable to such Participant in respect of such shares of Stock, as adjusted under Section 3.11, as if such shares of Stock had been issued or transferred to such Participant at the time such Stock Award was granted. Any issuance payable in shares of Stock under the terms of a Stock Award, at the discretion of the Committee, may be paid in cash on each date on which delivery of shares of Stock would otherwise have been made, in an amount equal to the Fair Market Value on such date of the shares of Stock which would otherwise have been delivered.

10.4    A Stock Award shall be subject to such terms and conditions, including without limitation, restrictions on the sale or other disposition of the Stock Award or of the shares of Stock issued or transferred pursuant to such Stock Award, as the Committee shall determine; provided, however, that upon the issuance or transfer of shares pursuant to a Stock Award, the Participant, with respect to such shares of Stock, shall be and become a shareholder of the Company fully entitled to receive dividends, to vote to the extent, if any, such shares possess voting rights and to exercise all other rights of a shareholder except to the extent otherwise provided in the Stock Award. Each Stock Award shall be evidenced by a written Award Agreement in such form as the Committee shall determine.

ARTICLE XI – PERFORMANCE SHARES

11.1    Awards of Performance Shares may be made to certain Participants as an incentive for the performance of future services that will contribute materially to the successful operation of the Company. Awards of Performance Shares may be made either alone, in addition to or in tandem with other Awards granted under the Plan and/or cash payments made outside of the Plan.

11.2    With respect to Awards of Performance Shares, which may be issued for no consideration or such minimum consideration as is required by applicable law, the Committee shall:

(a)       Determine and designate from time to time those Participants to whom Awards of Performance Shares are to be made;

(b)      Determine for such Awards the performance period over which Performance Objectives will be measured against actual performance (the “Performance Period”); provided, that any Performance Period shall not be less than one (1) year nor more than five (5) years;

(c)       Determine one or more objective performance goals (the “Performance Objectives”) which shall be based on the attainment of specified levels of one or any combination of the following: net cash provided by operating activities; earnings per share from continuing operations; operating income; revenues; operating margins; return on operating assets; return on equity; economic value added; stock price appreciation; total stockholder return; cost control; strategic initiatives; market share; net income; or return on invested capital of the Company or the Affiliate or division of the Company for or within which the Participant is primarily employed. Performance Objectives also may be based on the achievement of specified levels of Company performance (or performance of an applicable Affiliate or division of the Company) under one or more of the measures described above relative to the performance of other corporations. Such Performance Objectives shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m) of the Code, or any successor provision thereto, and the regulations thereunder.

(d)      Determine the form of settlement of a Performance Share; and

(e)       Generally determine the terms and conditions of each such Award. At any date, each Performance Share shall have a value equal to the Fair Market Value, determined as set forth in Section 2.14.

11.3    Performance Periods may overlap, and Participants may participate simultaneously with respect to Performance Shares for which different Performance Periods are prescribed.

11.4    Performance Objectives may vary from Participant to Participant and between Awards. If during the course of a Performance Period there shall occur significant events which the Committee expects to have a substantial effect on the applicable Performance Objectives during such period, the Committee may revise such Performance Objectives, subject to any provisions of Section 3.17, if applicable.

11.5    The Committee shall determine for each Participant the number of Performance Shares which shall be paid to the Participant if the applicable Performance Objectives are exceeded or met in whole or in part.

11.6    If a Participant terminates services with the Company during a Performance Period because of death, Disability, Retirement or under other circumstances in which the Committee in its discretion finds that a waiver would be appropriate, that Participant, as determined by the Committee, may be entitled to a payment of Performance Shares at the end of the Performance Period based upon the extent to which the Performance Objectives were satisfied at the end of such period and pro rated for the portion of the Performance Period during which the Participant was employed by the Company; provided, however, the Committee may provide for an earlier payment in settlement of such Performance Shares in such amount and under such terms and conditions as the Committee deems appropriate or desirable. If a Participant terminates service with the Company during a Performance Period for any other reason, then such Participant shall not be entitled to any payment with respect to that Performance Period unless the Committee shall otherwise determine.

11.7    Each Award of a Performance Share shall be paid in whole shares of Stock, or cash, or a combination of Stock and cash as the Committee shall determine, with payment to be made as soon as practicable after the end of the relevant Performance Period.

11.8    The Committee shall have the authority to approve requests by Participants to defer payment of Performance Shares on terms and conditions approved by the Committee and set forth in a written Award Agreement between the Participant and the Company entered into in advance of the time of receipt or constructive receipt of payment by the Participant.

ARTICLE XII – OTHER STOCK-BASED AWARDS

12.1    Other awards that are valued in whole or in part by reference to, or are otherwise based on, Stock (“Other Stock-Based Awards”), including without limitation, convertible preferred stock, convertible debentures, exchangeable securities, phantom stock and Stock Awards or options valued by reference to book value or performance, may be granted either alone or in addition to or in tandem with Stock Options, Stock Rights, Restricted Stock, Deferred Stock or Stock Awards granted under the Plan and/or cash awards made outside of the Plan. Subject to the provisions of the Plan, the Committee shall have authority to determine the Eligible Participants to whom and the time or times at which such Awards shall be made, the number of shares of Stock subject to such Awards, and all other conditions of the Awards. The Committee also may provide for the grant of shares of Stock upon the completion of a specified Performance Period.

The provisions of Other Stock-Based Awards need not be the same with respect to each recipient.

12.2    Other Stock-Based Awards made pursuant to this Article XII shall be subject to the following terms and conditions:

(a)       Subject to the provisions of this Plan and the Award Agreement, shares of Stock subject to Awards made under this Article XII may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

(b)      Subject to the provisions of this Plan and the Award Agreement and unless otherwise determined by the Committee at the time of the Award, the recipient of an Award under this Article XII shall be entitled to receive, currently or on a deferred basis, interest or dividends or interest or dividend equivalents with respect to the number of shares covered by the Award, as determined at the time of the Award by the Committee, in its sole discretion, and the Committee may provide that such amounts, if any, shall be deemed to have been reinvested in additional Stock or otherwise reinvested.

(c)       Any Award under this Article XII and any Stock covered by any such Award shall vest or be forfeited to the extent so provided in the Award Agreement, as determined by the Committee, in its sole discretion; provided, however, that except for situations involving death, disability, retirement, recruitment, reductions in force, change in control, or such similar or other events or circumstances that the Committee determines are appropriate, the vesting period shall not be less than three (3) years.

(d)      Upon the Participant’s Retirement, Disability or death, or in cases of special circumstances, the Committee may, in its sole discretion, waive in whole or in part any or all of the remaining limitations imposed hereunder, if any, with respect to any or all of an Award under this Article XII.

(e)       Each Award under this Article XII shall be confirmed by, and subject to the terms of an Award under this Article XII.

(f)       Stock, including securities convertible into Stock, issued on a bonus basis under this Article XII may be issued for no cash consideration.

12.3    Other Stock-Based Awards may include a phantom stock Award, which is subject to the following terms and conditions:

(a)       The Committee shall select the Eligible Participants who may receive phantom stock Awards. The Eligible Participant shall be awarded a phantom stock unit, which shall be the equivalent to a share of Stock.

(b)      Under an Award of phantom stock, payment shall be made on the dates or dates as specified by the Committee or as stated in the Award Agreement and phantom stock Awards may be settled in cash, Stock, or some combination thereof.

(c)       The Committee shall determine such other terms and conditions of each Award as it deems necessary in its sole discretion.

ARTICLE XIII – ACCELERATION EVENTS

13.1    For the purposes of the Plan, an Acceleration Event shall occur in the event of a “Change in Control”, as that term is defined below.

(a)       A “Change in Control” means (i) a change of control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (“Exchange Act”), provided that such a Change in Control shall be deemed to have occurred if any “person” (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities; (ii) a sale of substantially all of the assets of the Company; or (iii) a liquidation of the Company.

13.2    Upon the occurrence of an Acceleration Event, all then outstanding Performance Shares with respect to which the applicable Performance Period has not been completed shall be paid as soon as practicable as follows:

(a)       All Performance Objectives applicable to the Award of Performance Shares shall be deemed to have been satisfied to the extent necessary to result in payment of 100% of the Performance Shares covered by the Award; and

(b)      The applicable Performance Period shall be deemed to have ended on the date of the Acceleration Event; and

(c)       The payment to the Participant shall be the amount determined either by the Committee, in its sole discretion, or in the manner stated in the Award Agreement. This amount shall then be multiplied by a fraction, the numerator of which is the number of full calendar months of the applicable Performance Period that have elapsed prior to the date of the Acceleration Event, and the denominator of which is the total number of months in the original Performance Period; and

(d)      Upon the making of any such payment, the Award Agreement as to which it relates shall be deemed canceled and of no further force and effect.

13.3    Upon the occurrence of an Acceleration Event, the Committee in its discretion may declare any or all then outstanding Stock Options, and any or all related or independent Stock Rights not previously exercisable and vested as immediately exercisable and fully vested, in whole or in part; provided, however, that in the event the Committee does not declare all or any part of such outstanding Stock Options or Stock Rights to be immediately exercisable and fully vested and the person or entity, or group of persons or entities, acquiring the Company as a result of the Change in Control assumes such Stock Options and Stock Rights, if an employee of the Company to whom such Stock Options or Stock Rights were granted (“Employee”) is at any time within the two-year period following the Acceleration Event terminated for any reason other than Termination for Cause or terminated by reason of Constructive Termination, then all such Stock Options and Stock Rights granted to said Employee prior to the Acceleration Event shall be immediately exercisable and fully vested.

13.4    Upon the occurrence of an Acceleration Event, the Committee in its discretion may declare the restrictions applicable to Awards of Restricted Stock, Deferred Stock or Other Stock-Based Awards to have lapsed, in which case the Company shall remove all restrictive legends and stop-transfer orders applicable to the certificates for such shares of Stock, and deliver such certificates to the Participants in whose names they are registered.

13.5    The value of all outstanding Stock Options, Stock Rights, Restricted Stock, Deferred Stock, Performance Shares, Stock Awards and Other Stock-Based Awards, in each case to the extent vested, shall, unless otherwise determined by the Committee in its sole discretion at or after grant but prior to any Change in Control, be cashed out on the basis of the “Change in Control Price” (as defined in Section 13.6) as of the date such Change in Control is determined to have occurred or such other date as the Committee may determine prior to the Change in Control.

13.6    For purposes of Section 13.6: (i) “Change in Control Price” means the highest price per share of Stock paid in any transaction reported on the exchange on which the Stock is then traded or quoted, or paid in any bona fide transaction related to a Change in Control of the Company at any time during the 60-day period immediately preceding the occurrence of the Change in Control, as determined by the Committee, except that, in the case of Incentive Stock Options and Stock Appreciation Rights, such price shall be based only on transactions reported for the date on which the optionee exercises such Incentive Stock Options or Stock Appreciation Rights; (ii) “Termination for Cause” means, (A) an act or acts involving fraud, embezzlement or theft from the Company or any successor entity resulting from a Change in Control (collectively, the “Successor Company”), (B) Employee’s willful and repeated failure to follow directions of the board of directors or other governing body of the Successor Company that continues for at least ten (10) days following written notice of such board or governing body of the Successor Company of such failure to follow directions, or (C) termination for cause as defined in and made pursuant to a then effective employment agreement, if any, between Employee and the Successor Company; and (iii) “Constructive Termination” means a termination of Employee’s employment by the Successor Company initiated by Employee after (X) a substantial diminution or alteration in the duties of Employee, (Y) a reduction in Employee’s base salary in effect on the date of the Change in Control, or (Z) the relocation of Employee’s primary work location to a location that is more than twenty-five (25) miles from Employee’s primary work location prior to the Change in Control, provided that Constructive Termination specifically does not include termination of Employee by reason of death, Disability or Retirement. Employee shall give the Successor Company written notice of a Constructive Termination, which notice shall provide a brief description of the circumstances which Employee asserts gives rise to a right of Constructive Termination, and the Successor Company shall have ten (10) days from receipt of said notice within which to remedy said circumstances.

ARTICLE XIV – AMENDMENT AND TERMINATION

14.1    The Board, upon recommendation of the Committee, or otherwise, at any time and from time to time, may amend or terminate the Plan; provided that no amendment, without approval by the Company’s shareholders, shall:

(a)       alter the group of persons eligible to participate in the Plan;

(b)      except as provided in Section 3.6, increase either (i) the maximum number of shares of Stock or Stock Options or Stock Rights which are available for Awards under the Plan or (ii) any individual Award limit;

(c)       extend the period during which Incentive Stock Option Awards may be granted beyond February 13, 2013;

(d)      limit or restrict the powers of the Committee with respect to the administration of this Plan;

(e)       change the definition of an Eligible Participant for the purpose of an Incentive Stock Option or increase the limit or the value of shares of Stock for which an Eligible Participant may be granted an Incentive Stock option;

(f)       materially increase the benefits accruing to Participants under this Plan;

(g)      materially modify the requirements as to eligibility for participation in this Plan; or

(h)      change any of the provisions of this Article XIV.

14.2    No amendment to or discontinuance of this Plan or any provision thereof by the Board or the shareholders of the Company shall, without the written consent of the Participant, adversely affect, as shall be determined by the Committee, any Award theretofore granted to such Participant under this Plan; provided, however, the Committee retains the right and power to:

(a)       annul any Award if the Participant is terminated for cause as determined by the Committee;

(b)      provide for the forfeiture of shares of Stock or other gain under an Award as determined by the Committee for competing against the Company; and

(c)       convert any outstanding Incentive Stock Option to a Nonqualified Stock Option.

14.3    If an Acceleration Event has occurred, no amendment or termination shall impair the rights of any person with respect to an outstanding Award as provided in Article XIII.

ARTICLE XV – MISCELLANEOUS PROVISIONS

15.1    Nothing in the Plan or any Award granted hereunder shall confer upon any Participant any right to continue in the employ of the Company, or to serve as a director thereof, or interfere in any way with the right of the Company to terminate his or her employment at any time. Unless specifically provided otherwise, no Award granted under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan or other arrangement of the Company for the benefit of its employees unless the Company shall determine otherwise. No Participant shall have any claim to an Award until it is actually granted under the Plan. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall, except as otherwise provided by the Committee, be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts, except as provided in Article VIII with respect to Restricted Stock and except as otherwise provided by the Committee.

15.2    The Company may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes which the Company is required or permitted by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with any Stock Option or the exercise thereof, any Stock Right or the exercise thereof, or in connection with any other type of equity-based compensation provided hereunder or the exercise thereof, including, but not limited to, the withholding of payment of all or any portion of such Award or another Award under this Plan until the Participant reimburses the Company for the amount the Company is required to withhold with respect to such taxes, or the withholding in shares of Stock of any portion of such Award or another Award under this Plan in an amount sufficient to satisfy any and all tax withholding obligations arising from an Award under the Plan.

15.3    The Plan and the grant of Awards shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any United States government or regulatory agency as may be required. Any provision herein relating to compliance with Rule 16b-3 under the Act or Section 162(m) of the Code shall not be applicable with respect to participation in the Plan by Participants who are not subject to Section 16(b) of the Act or Section 162(m) of the Code, respectively.

15.4    The terms of the Plan shall be binding upon the Company, and its successors and assigns.

15.5    Neither a Stock Option, Stock Right, nor any other type of equity-based compensation provided for hereunder, shall be transferable except as provided for herein. In addition to any other restrictions upon transferability herein, Incentive Stock Options shall be subject to such further restrictions as required by federal or state securities and tax laws or provided by the Committee or in an Award Agreement. If any Participant makes such a transfer in violation hereof, any obligation of the Company shall forthwith terminate.

15.6    This Plan and all actions taken hereunder shall be governed by the laws of the State of North Carolina.

15.7    The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver shares of Stock or payments in lieu of or with respect to Awards hereunder; provided, however, that, unless the Committee otherwise determines with the consent of the affected Participant, the existence of such trusts or other arrangements is consistent with the “unfunded” status of the Plan.

15.8    Each Participant exercising an Award hereunder agrees to give the Committee prompt written notice of any election made by such Participant under Section 83(b) of the Code, or any similar provision thereof.

15.9    If any provision of this Plan or an Award Agreement is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award Agreement under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award Agreement, it shall be stricken and the remainder of the Plan or the Award Agreement shall remain in full force and effect.

15.10  Awards may be granted to Eligible Participants who are foreign nationals or employed outside the United States, or both, on such terms and conditions different from those applicable to Awards to Employees employed in the United States as may, in the judgment of the Committee, be necessary or desirable in order to recognize differences in local law or tax policy. The Committee also may impose conditions on the exercise or vesting of Awards in order to minimize the Company’s obligation with respect to tax equalization for Employees on assignments outside their home country.

PHARMACEUTICAL PRODUCT DEVELOPMENT, INC.
By:

Chief Executive Officer

[CORPORATE SEAL]
Attest:

Secretary

Ú FOLD AND DETACH HERE Ú

This Proxy is Solicited on Behalf of the Board of Directors of the Company

PHARMACEUTICAL PRODUCT DEVELOPMENT, INC.

3151 South Seventeenth Street

Wilmington, North Carolina 28412

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

May 14, 2003

The undersigned hereby appoints Fredric N. Eshelman and Fred B. Davenport, Jr., and each of them, as proxies, each with full power of substitution, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Pharmaceutical Product Development, Inc., a North Carolina corporation (the “Company”), held of record by the undersigned on March 14, 2003, at the annual meeting of shareholders to be held at the offices of the Company located at 3900 Paramount Parkway, Morrisville, North Carolina at 10:00 a.m. on May 14, 2003, or at any adjournment(s) thereof. The following matters are more specifically described in the accompanying proxy statement.

(1) Election of Directors:

☐ FOR ALL NOMINEES LISTED BELOW (except as marked to the contrary below)	☐ WITHOUT AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW

INSTRUCTION:To withhold authority to vote for any individual nominee strike a line through the nominee’s name in the list below.

Stuart Bondurant, M.D. Frederick Frank Ernest Mario, Ph.D.	Fredric N. Eshelman Catherine M. Klema John A. McNeill, Jr.	Marye Anne Fox Terry Magnuson, Ph.D.

(2)   Approval of an amendment and restatement of the Company’s 1995 Equity Compensation Plan which, among other things, increases the number of shares reserved for issuance under the plan from 5,829,502 shares to 10,629,502 shares.

☐ FOR	☐ AGAINST	☐ ABSTAIN

(3) In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting (please circle one).

☐ GRANT AUTHORITY		☐ WITHHOLD AUTHORITY

(Continued on other side)

Ú FOLD AND DETACH HERE Ú

(Continued from other side)

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR MANAGEMENT’S NOMINEES FOR DIRECTOR LISTED ABOVE, PROPOSAL 2 AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ANY OTHER MATTERS PROPERLY BROUGHT BEFORE THE SHAREHOLDERS AT THE MEETING.

Signature

Signature, if held jointly

Please date and sign exactly as name appears on your stock certificate. Joint owners should each sign personally. Trustees, custodians, executors and others signing in a representative capacity should indicate the capacity in which they sign.

Date:                                                                           , 2003

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING. IF YOU ATTEND THE MEETING, YOU CAN VOTE EITHER IN PERSON OR BY YOUR PROXY.